UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

WEBMETHODS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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July 11, 2006

Dear webMethods, Inc. Stockholders:

     You are cordially invited to attend the 2006 annual meeting of stockholders of webMethods, Inc. to be held on August 29, 2006 at 9:00 a.m. local time, at the Hyatt Regency Reston, 1800 Presidents Street, Reston, Virginia 20190.

     The matters we expect will be acted upon at the meeting are described in the following Notice of Annual Meeting of Stockholders and proxy statement.

     Enclosed is our Annual Report on Form 10-K for the fiscal year ended March 31, 2006.

     It is very important that you vote your shares. You may do this by completing, signing and mailing the enclosed proxy card in the enclosed envelope or by voting via the Internet or by telephone as instructed on the enclosed proxy card. Returning the proxy card or voting via the Internet or by telephone does not deprive you of your right to attend the meeting and to vote your shares in person. Please ensure that your vote is counted by voting your shares today.

     We look forward to greeting those of you who are able to attend. If you will attend the annual meeting, please bring proof of identification and evidence that you are a webMethods stockholder for admission to the meeting.

Sincerely,

DAVID MITCHELL
President and Chief Executive Officer

BILL RUSSELL
Non-Executive Chairman of the Board

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE BY
SIGNING AND RETURNING THE ENCLOSED PROXY CARD, VIA THE INTERNET
OR BY TELEPHONE, AS PROMPTLY AS POSSIBLE.

3877 Fairfax Ridge Road | South Tower | Fairfax, VA 22030 USA

Phone: 703.460.2500 | Fax: 703.460.2599

_____________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
_____________________

To the Stockholders of webMethods, Inc.:

     The 2006 annual meeting of stockholders of webMethods, Inc. will be held on August 29, 2006 at 9:00 a.m. local time, at the Hyatt Regency Reston, 1800 Presidents Street, Reston, Virginia 20190, for the following purposes:

1.	To elect three persons as Class I directors to hold office until the annual meeting of stockholders in 2009;

2.	To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2007;

3.	To consider and vote upon the approval of the webMethods, Inc. 2006 Omnibus Stock Incentive Plan; and

4.	To transact such other business as may properly come before the meeting or any continuation or postponement of the meeting.

     Items 1, 2 and 3 are more fully described in the proxy statement accompanying this Notice, which we urge you to read. Holders of record of webMethods, Inc. common stock at the close of business on June 30, 2006, the record date for the meeting, are entitled to notice of, and to vote at, the meeting and any continuation or postponement of the meeting. The vote required for approval of each of the proposals is set forth in the section of the proxy statement entitled “Vote Required to Approve the Proposals; Effect of Abstentions and Broker Non-Votes.”

     Stockholders of webMethods are invited to attend the meeting. Whether or not you expect to attend the meeting, please complete, sign and return the enclosed proxy or follow the alternative voting procedures described on the enclosed proxy as promptly as possible. Doing so will help ensure that as many shares are represented as possible.

By Order of the Board of Directors,

DOUGLAS W. MCNITT
Secretary

Fairfax, Virginia
July 11, 2006

____________________

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
____________________

     This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of webMethods, Inc., a Delaware corporation, for use at the 2006 annual meeting of stockholders of webMethods, Inc. to be held on August 29, 2006 at 9:00 a.m. local time, at the Hyatt Regency Reston, 1800 Presidents Street, Reston, Virginia 20190, or at any continuation or postponement of the meeting. We are first mailing this proxy statement and the enclosed form of proxy to stockholders on or about July 14, 2006. We have enclosed the annual report on Form 10-K of webMethods, Inc. for the fiscal year ended March 31, 2006.

Table of Contents

Information about the 2006 Annual Meeting and Voting	2
Proposal 1 – Election of Directors	4
Proposal 2 – Ratification of Selection of Independent Registered Public Accounting Firm	4
Proposal 3 – Approval of the 2006 Omnibus Stock Incentive Plan	6
Board of Directors	10
Security Ownership of Certain Beneficial Owners and Management	16
Executive Officers	17
Executive Compensation	18
Report of the Compensation Committee	22
Report of the Audit Committee	26
Stock Price Performance Graph	28
Certain Relationships and Related Transactions	29
Other Information	29
Annex A: webMethods, Inc. 2006 Omnibus Stock Incentive Plan	A-1
Annex B: Audit Committee Charter	B-1

INFORMATION ABOUT THE 2006 ANNUAL MEETING AND VOTING

STOCKHOLDERS ENTITLED TO VOTE

     Stockholders of record, or “registered” stockholders, of our common stock at the close of business on June 30, 2006, our record date, will be entitled to vote at the 2006 annual meeting of stockholders. At the close of business on June 30, 2006, we had 55,201,899 shares of common stock outstanding and entitled to vote. Each of those shares entitles the holder to one vote for each matter to be voted upon at that meeting except for the election of directors, for which each share entitles the holder to one vote for each of the directors to be elected.

VOTES NEEDED FOR A QUORUM

     A majority of the shares of our common stock outstanding on the record date, or 27,600,950 shares of webMethods, Inc. common stock, must be present or represented by proxy at our 2006 annual meeting of stockholders in order to have a quorum for the transaction of business. “Broker non-votes” (described below) and abstentions will be treated as shares present or represented by proxy for the purpose of determining the presence of a quorum for the transaction of business at the meeting.

VOTE REQUIRED TO APPROVE THE PROPOSALS; EFFECT OF ABSTENTIONS AND BROKER NON-VOTES

     With respect to Proposal 1, you may vote “FOR” all or some of the three nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. Three directors will be elected by a plurality of the votes duly cast on that matter. This means that the three nominees who receive the most “FOR” votes will be elected. Nominees do not need to receive a majority to be elected. If you “WITHHOLD” authority to vote, your shares will not be considered “votes duly cast” with respect to the nominees indicated and thus, will have no effect on the outcome of the election of these nominees.

     With respect to Proposals 2 and 3, you may vote “FOR,” “AGAINST” or “ABSTAIN.” The affirmative vote of the holders of a majority of the common stock present in person or represented by proxy at the meeting and entitled to vote thereon is required to ratify the selection of the Company’s independent registered public accounting firm and to approve the 2006 Omnibus Stock Incentive Plan.

     Please note that nominees, such as brokers, financial institutions or other record holders, that have not received voting instructions from their clients cannot vote on their clients’ behalf on “non-routine” proposals, such as the approval of the 2006 Omnibus Stock Incentive Plan, but may vote their clients’ shares on other “routine” proposals, such as the election of directors or the ratification of the selection of our independent registered public accounting firm. In the event that a broker, financial institution or other record holder of our common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter, referred to as a “broker non-vote,” those shares will not be considered entitled to vote with respect to that matter. Broker non-votes will have no effect on the outcome of the votes on any of the proposals.

     Abstentions will be counted as shares present or represented by proxy and entitled to vote on Proposals 2 and 3, and thus will have the effect of a vote “AGAINST” the Proposals.

     No proposal is conditioned upon the approval of any other proposal by the stockholders.

HOW TO VOTE YOUR SHARES

     The proxy enclosed with this proxy statement is solicited on behalf of our Board of Directors for use at the 2006 annual meeting of stockholders. Registered stockholders can vote proxies as follows:

  By mail: Complete, date and sign the enclosed proxy and promptly mail it in the return envelope provided.

  By Internet: Go to the website indicated on the enclosed proxy and follow the instructions provided.

  By telephone: Call the toll-free number indicated on the enclosed proxy card and follow the recorded instructions.

     If your shares of our common stock are held beneficially or in “street” name through a nominee, such as a broker, financial institution or other record holder, your vote is controlled by that firm. In addition to voting by mail, your vote may be cast via the Internet or by telephone if your financial institution offers those voting alternatives. Please follow the specific instructions provided by your nominee on your proxy. Stockholders submitting proxies or voting instructions via the Internet should understand that there may be costs associated with Internet access, such as access charges from Internet service providers or telephone companies that will be borne by the stockholder.

     Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held beneficially or in “street” name through a nominee and you wish to vote at the meeting, when you vote your shares at the meeting you must present a letter from your nominee confirming your beneficial ownership, as of June 30, 2006, of the shares you intend to vote.

     If you complete, sign and mail your proxy without indicating how you want to vote, your proxy will be voted “FOR” each of the three nominees for the Board of Directors, “FOR” the ratification of the selection of independent registered public accounting firm and “FOR” the 2006 Omnibus Stock Incentive Plan. If any other matter is presented at the meeting for consideration, the persons appointed as proxies will have discretion to vote on that matter in accordance with their own judgment to the same extent as the person signing the proxy would be entitled to vote. In accordance with our bylaws, the 2006 annual meeting may be adjourned, including by the chairman, in order to permit the solicitation of additional proxies. At any subsequent reconvening of the annual meeting, all proxies will be voted in the same manner as they would have been voted at the original annual meeting (except for any proxies that have effectively been revoked or withdrawn). Proxies voting “AGAINST” a proposal set forth herein will not be used to adjourn the annual meeting to obtain additional proxies or votes with respect to such proposal.

     All proper proxies that we receive prior to the vote being taken at the meeting will be voted as indicated on the proxy unless the proxy is revoked at the meeting. A proxy may be revoked by a registered stockholder by (i) a written, dated document delivered to the Secretary of webMethods prior to the meeting stating that the proxy is revoked; (ii) a subsequent proxy by the same person who voted the earlier proxy that is presented at or prior to the meeting; or (iii) attendance at the meeting and voting in person.

SOLICITATION OF PROXIES

     We will pay the expenses of soliciting proxies to be voted at our 2006 annual meeting of stockholders. In addition to soliciting proxies through the mail, our directors, officers and employees may solicit proxies in person or by telephone, telegram, fax, electronic mail or other means of communication. Directors, officers and employees will not receive additional compensation for their efforts during this solicitation, but may be reimbursed for out-of-pocket expenses incurred in connection with the solicitation. Also, we have retained Georgeson Shareholder Communications, Inc. to assist us in soliciting proxies. We will pay an estimated fee of $12,000, plus expenses, to Georgeson Shareholder Communications, Inc. After the original mailing of the proxies and other solicitation materials, we will request that brokers, financial institutions, custodians, nominees and other record holders of our common stock forward copies of the proxy and solicitation materials to beneficial owners for whom they hold shares. We intend to reimburse these record holders for reasonable expenses incurred in forwarding these materials.

OTHER BUSINESS

     Our Board of Directors does not currently intend to bring any other business before our 2006 annual meeting of stockholders, and, so far as is known to our Board, no matters are to be brought before that meeting except as specified in the Notice of Annual Meeting of Stockholders that accompanies this proxy statement. As to any business that may properly come before that meeting, however, it is intended that proxies, in the form enclosed, will be voted on each matter in accordance with the judgment of the persons voting such proxies.

PROPOSAL 1
ELECTION OF DIRECTORS

     Our Board of Directors is divided into three classes and currently consists of ten members. We have four Class I directors, whose terms expire at our 2006 annual meeting of stockholders; three Class II directors, whose terms expire at our 2007 annual meeting of stockholders; and three Class III directors, whose terms expire at our 2008 annual meeting of stockholders.

     R. James Green, Peter Gyenes and William V. Russell have been nominated by the Board of Directors, upon the unanimous recommendation of the Corporate Governance and Nominating Committee, for election as Class I directors. All three nominees are currently Class I directors and detailed information about each of them is contained in the section of this proxy statement entitled “Board of Directors.” If elected, each nominee will hold office until the 2009 annual meeting of stockholders or until his successor is elected and qualified. Each of the nominees has indicated his willingness to serve if elected. However, if any nominee for any reason is unable to serve as a director, then the proxies may be voted for a substitute nominee nominated by our Board of Directors, or our Board may reduce the number of directors, both upon the recommendation of the Corporate Governance and Nominating Committee.

     The Board of Directors did not nominate a fourth individual for election as a Class I director because, following the 2006 annual meeting, the number of Class I directors is expected to be reduced to three and the size of the Board of Directors is expected to be reduced to nine members. The proxies solicited pursuant to this proxy statement may not be voted for more than three nominees.

REQUIRED VOTE

     The three nominees receiving the highest number of “FOR” votes duly cast at the meeting will be elected, regardless of whether that number represents a majority of the votes cast.

The Board recommends a vote “FOR” the election of
each nominee to serve as a Director of webMethods.

PROPOSAL 2
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Audit Committee of our Board of Directors has selected PricewaterhouseCoopers LLP as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending March 31, 2007. Although stockholder approval of the Audit Committee’s selection is not required, the Board of Directors has determined that it is advisable to request that our stockholders ratify this selection as a matter of sound corporate governance. If our stockholders do not ratify this selection, then the Audit Committee will reconsider the selection. In such event, the Audit Committee may retain PricewaterhouseCoopers LLP, notwithstanding the fact that the stockholders did not ratify the selection, or select another accounting firm without re-submitting the matter to the stockholders. Even if the selection is ratified, the Audit Committee reserves the right in its discretion to select a different accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

     PricewaterhouseCoopers LLP has served as our independent registered public accounting firm since 1996. Representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting, will have the opportunity to make a statement at the meeting if they desire to do so and are expected to be available to respond to appropriate questions.

FEES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The following is a summary of fees billed to us by PricewaterhouseCoopers, LLP for audit and other professional services performed during fiscal years 2006 and 2005:

	Fiscal Year	Fiscal Year
	2006	2005
AUDIT FEES: consists of fees for the audit of consolidated financial statements and review of interim financial statements, the audit of management’s report on the effectiveness of our internal control over financial reporting as required by
Section 404 of the Sarbanes-Oxley Act of 2002 fees related to Sarbanes-Oxley Act compliance, fees related to required statutory audits of certain foreign subsidiaries
and fees for assistance with SEC filings.	$2,383,504	$1,839,736
AUDIT RELATED FEES: fees in fiscal year 2006, consists of fees incurred for revenue contract consultations, transfer pricing study, liquidation of foreign subsidiary and procedures performed on revenue recognition of foreign subsidiaries. Fees in fiscal year 2005,
consists of fees incurred in relation to restatement of the financial statements.	209,540	254,768
TAX FEES: consists of fees billed in relation to preparation and review of income tax
returns of the corporation and its foreign subsidiaries and advice on tax matters.	101,884	132,886
ALL OTHER FEES: consists of fees billed in relation to certain foreign subsidiaries
administrative filing and fees for an accounting rule subscription service.	7,987	9,383
TOTAL FEES	$2,702,915	$2,236,773

AUDIT COMMITTEE PRE-APPROVAL POLICY

     The Audit Committee of our Board of Directors must approve any proposed engagement of our independent registered public accounting firm before it is engaged by us or our subsidiaries to provide audit, audit-related or non-audit services. Prior to engagement of the independent registered public accounting firm for the next year’s audit, the independent registered public accounting firm will submit to the Audit Committee for approval its estimate of fees for services then expected to be rendered during that fiscal year for the services listed in the table above. Prior to engagement, the Audit Committee pre-approves these services by type of service and estimated fees. The fees are budgeted and the Audit Committee requires the independent registered public accounting firm and management to report any anticipated overage of fees above the previously approved estimate. During the fiscal year, circumstances may arise in which it may become necessary to engage the independent registered public accounting firm for additional services not included in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm. Pursuant to our Audit Committee charter, the Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee, who will promptly advise the remaining members of the Audit Committee of such approval at the next regularly scheduled meeting. A limited exception to the pre-approval requirement exists but has not been utilized.

REQUIRED VOTE

     The affirmative vote of the holders of a majority of the common stock present in person or represented by proxy at the meeting and entitled to vote on the proposal is required to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2007.

The Board recommends a vote “FOR” the ratification
of the selection of PricewaterhouseCoopers LLP.

PROPOSAL 3
APPROVAL OF THE 2006 OMNIBUS STOCK INCENTIVE PLAN

INTRODUCTION

     On July 6, 2006, our Board of Directors approved the webMethods, Inc. 2006 Omnibus Stock Incentive Plan, which we refer to as the New Plan, subject to the approval of our stockholders. The Board of Directors now is recommending that our stockholders approve the New Plan. The New Plan authorizes the issuance of options to purchase shares of common stock and the grant of stock awards, which consist of stock bonus awards, restricted stock awards, stock appreciation rights, deferred shares and performance shares. The Board of Directors believes that the New Plan promotes the best interests of webMethods and our stockholders by assisting us in the recruitment and retention of persons with ability and initiative, providing an incentive to such persons to contribute to the growth and success of our businesses by affording such persons equity participation in webMethods, and aligning the interests of such persons with those of webMethods and our stockholders.

     Section 162(m) of the Internal Revenue Code, which we refer to as the Code, limits a corporation’s income tax deduction for compensation paid to each executive officer to $1.0 million per year unless the compensation qualifies as performance-based compensation. Among the requirements for a grant under the New Plan to qualify as performance-based compensation, the New Plan must have been approved by our public stockholders. Stock options and stock appreciation rights granted under the New Plan are treated as performance-based compensation and are exempt from the deduction disallowance rule of Section 162(m). Other awards of compensation under the New Plan may also be exempt from the deduction disallowance rule of Section 162(m) as performance-based compensation, provided that the performance objectives (described below) used by us for establishing the performance goals for determining a participant’s right or amount of a performance-based award are approved by the stockholders at least once every five years.

     Set forth below is a summary of the material terms of the New Plan. All statements herein are intended only to summarize the New Plan and are qualified in their entirety by reference to the New Plan itself, which is attached hereto as Annex A. For a more complete description of the terms of the New Plan, you should be sure to read the New Plan.

SUMMARY OF THE 2006 OMNIBUS STOCK INCENTIVE PLAN

Administration

     Administration of the New Plan is carried out by the Board of Directors or any committee of the Board of Directors to which the Board of Directors has delegated all or a portion of responsibility for the implementation, interpretation or administration of the New Plan. The Board of Directors or such committee may delegate to one or more of our officers the authority to grant and administer stock options and stock awards to persons who are not directors or executive officers of webMethods, as long as the Board of Directors or such committee has first fixed the total number of shares of common stock that may be subject to such awards. As used in this summary, the term “administrator” means the Board of Directors, the committee designated by the Board of Directors, or the delegate of the Board of Directors or such committee.

Eligibility

     Our employees, directors and consultants (including employees, directors and consultants of our affiliates) are eligible to participate in the New Plan. Awards other than incentive stock options may be granted to any such person; incentive stock options may be granted only to those persons who are employees of webMethods or a subsidiary corporation. As of July 11, 2006, approximately 840 such persons are eligible to participate in the New Plan. The term “subsidiary” is used in this summary to refer to any corporation in an unbroken chain of corporations beginning with us if each such corporation (other than the last corporation in the unbroken chain) owns stock possessing at least 50% of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Maximum Shares and Award Limits

     Under the New Plan, the maximum number of shares of common stock that may be subject to stock options or stock awards, which consist of stock bonus awards, restricted stock awards, stock appreciation rights, deferred shares and performance shares, is (a) 8,500,000 plus (b) the number of shares of stock which are, as of the date on which our stockholders approve the New Plan, subject to outstanding stock options or stock appreciation rights under our Amended and Restated Stock Option Plan (the “Expiring Plan”) and are not issued and will not be issued under our Expiring Plan because stock options or stock appreciation rights under such plan expire, become unexercisable or terminate unexercised, in whole or in part, after the date of approval of the New Plan by our stockholders. Any such increase, however, may not exceed 18,000,000 additional shares of common stock. As of June 30, 2006, we had an aggregate of 17,256,699 stock options outstanding under our Expiring Plan and our other stock incentive plans, with a weighted average remaining contractual life of 7.44 years and a weighted average exercise price of $10.75 per share. Notwithstanding the provisions of the New Plan referenced above, the maximum number of shares of common stock that may be issued pursuant to stock bonus awards, restricted stock awards, deferred shares and performance shares is 4,000,000. No participant in the New Plan may be granted awards representing more than 850,000 shares in any one calendar year. If an option or stock award terminates, expires or becomes unexercisable, the unissued or unpurchased shares (or shares subject to an unexercised stock appreciation right) that were subject to such grants become available under the first sentence of this paragraph for future awards under the New Plan. In addition, shares that are issued under any type of award under the New Plan and that are repurchased or reacquired by us at the original purchase price for those shares are also available under the first sentence of this paragraph for future awards under the New Plan. We will not issue any additional stock options or any stock appreciation rights under the Expiring Plan following the day of the approval of the New Plan. We have no stock options or stock awards available for grant under any other plan.

     In order to address potential stockholder concerns regarding the number of stock options and stock awards that we intend to grant in a given year, the Board of Directors commits to our stockholders that, in the event the New Plan is approved, we will limit the number of stock options and stock awards that we grant to employees, directors and consultants during the three fiscal years commencing on April 1, 2006, so that the number of shares of common stock subject to all such grants of stock options and stock awards is not greater than an annual average of 8% of the weighted average number of shares of our common stock that we believe will be outstanding over such three year period. For purposes of calculating the number of shares granted in a fiscal year, stock bonus awards, restricted stock awards, deferred shares and performance shares will count as equivalent to (i) 1.5 shares if our annual stock price volatility is 53% or higher, (ii) two shares if our annual stock price volatility is between 25% and 52%, and (iii) four shares if our annual stock price volatility is less than 25%.

Stock Options

     The New Plan provides for the grant of both options intended to qualify as incentive stock options under Section 422 of the Code and options that are not intended to so qualify. Options intended to qualify as incentive stock options may be granted only to those persons who are employees of webMethods or its affiliates. No participant may be granted incentive stock options that are exercisable for the first time in any calendar year for common stock having a total fair market value (determined as of the option grant), in excess of $100,000.

     The administrator will select the participants who are granted options and, consistent with the terms of the New Plan, will prescribe the terms of each option, including the vesting rules for such option. The option exercise price cannot be less than the common stock’s fair market value on the date the option is granted, and in the event a participant is deemed to be a 10% owner of our Company or one of our subsidiaries, the exercise price of an incentive stock option cannot be less than 110% of the common stock’s fair market value on the date the option is granted. The New Plan prohibits repricing of an outstanding option, and therefore, the administrator may not, without the consent of the stockholders, lower the exercise price of an outstanding option (or cancel an outstanding option when the exercise price exceeds the fair market value of the common stock or exchange it for another option or stock award). This limitation does not, however, prevent adjustments resulting from stock dividends, stock splits, reclassifications of stock or similar events. Unless a participant’s stock option agreement states otherwise, payment of the exercise price for an option price may be paid in cash or a cash equivalent acceptable to the administrator or, if the stock is traded on an established securities market, by payment of the exercise price by the participant or a broker. With the administrator’s consent, payment of the exercise price of an option also may be made by surrendering shares of common stock, or by any other method acceptable to the administrator. Options may be exercised in accordance with requirements set by the administrator. The maximum period in which an option may be exercised will be fixed by the administrator but cannot exceed seven years, and in the event a participant is deemed to be a 10% owner of our Company, our parent or one of our subsidiaries, the maximum period for an incentive stock option granted to such participant cannot exceed five years. Options generally will be non-transferable except in the event of the participant’s death, but the administrator may allow the transfer of non-qualified stock options through a gift or domestic relations order to the participant’s family members.

Stock Awards

Stock Bonus Awards

     The administrator also will select the participants who are granted stock bonus awards and, consistent with the terms of the New Plan, will establish the terms of each stock bonus award.

Restricted Stock Awards

     The administrator also will select the participants who are granted restricted stock awards and, consistent with the terms of the New Plan, will establish the terms of each restricted stock award. Vesting of such awards may be conditioned upon the attainment of certain performance objectives established by the administrator. Those performance objectives may be based on the individual performance of the participant, our performance or the performance of our affiliates, subsidiaries, divisions, departments or functions in which the participant is employed or has responsibility. In the case of a performance objective for an award intended to qualify as performance-based compensation under Section 162(m), the objectives are limited to specified levels of and increases in our or a business unit’s return on equity; total earnings; earnings per share; earnings growth; return on capital; return on assets; economic value added; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; sales growth; gross margin return on investment; increase in the fair market value of the shares; share price (including but not limited to growth measures and total stockholder return); net operating profit; cash flow (including, but not limited to, operating cash flow and free cash flow); cash flow return on investments (which equals net cash flow divided by total capital); internal rate of return; increase in net present value or expense targets. Transfer of shares of common stock subject to a stock award normally will be restricted prior to vesting.

Stock Appreciation Rights

     The administrator also will select the participants who receive stock appreciation rights under the New Plan and, consistent with the terms of the New Plan, will establish the terms of each stock appreciation right. The terms and conditions of separate stock appreciation rights do not need to be identical. No stock appreciation right may be exercised after the expiration of seven years from the date such right is granted.

Deferred Shares

     The New Plan also authorizes the grant of deferred shares, i.e., the right to receive a future delivery of shares of common stock at a specified time, if certain conditions are met. The administrator will select the participants who are granted awards of deferred shares and will establish the terms of each grant. The conditions established for earning the grant of deferred shares may include, for example, a requirement that certain performance objectives, such as those described above under Restricted Stock Awards, be achieved.

Performance Shares

     The administrator also will select the participants who receive performance shares under the New Plan and, consistent with the terms of the New Plan will establish the terms of each performance share. A performance share is an award designated in a specified number of shares of common stock that is payable in whole or in part if and to the extent certain performance objectives are achieved. The performance objectives will be prescribed by the administrator for grants intended to qualify as performance-based compensation under Section 162(m) and will be stated with reference to the performance objectives described above, such as those described above under Restricted Stock Awards.

Amendment and Termination

     Our Board of Directors may amend or terminate the New Plan at any time, but an amendment will not become effective without the approval of our stockholders (within 12 months of the date such amendment is adopted by the Board of Directors) if it increases the aggregate number of shares of common stock that may be issued under the New Plan, changes the class of employees eligible to receive incentive stock options, modifies the restrictions on repricings set forth in the New Plan, or is required by any applicable law, regulation or rule, including any rule of the stock exchange or market on which our stock is listed or quoted. No amendment or termination of the New Plan will adversely affect a participant’s rights under outstanding awards without the participant’s consent. Unless it is terminated earlier, the New Plan terminates ten years after the earlier of (a) the date the New Plan is adopted by the Board, or (b) the date the New Plan is approved by the stockholders.

FEDERAL INCOME TAX ASPECTS OF THE NEW PLAN

     This is a brief summary of the federal income tax aspects of awards that may be made under the New Plan based on existing U.S. federal income tax laws. This summary provides only the basic tax rules. It does not describe a number of special tax rules, including the alternative minimum tax, various elections that may be applicable under certain circumstances and the consequences of issuing an award that fails to comply with the payment date rules applicable to nonqualified deferred compensation under Section 409A of the Code. The tax consequences of awards under the New Plan depend upon the type of award and if the award is to an executive officer, whether the award qualifies as performance-based compensation under Section 162(m) of the Code.

Incentive Stock Options

     The recipient of an incentive stock option generally will not be taxed upon grant of the option. Federal income taxes are generally imposed only when the shares of stock from exercised incentive stock options are disposed of, by sale or otherwise. The amount by which the fair market value of the stock on the date of exercise exceeds the exercise price is, however, included in determining the option recipient’s liability for the alternative minimum tax. If the incentive stock option recipient does not sell or dispose of the stock until more than one year after the receipt of the stock and two years after the option was granted, then, upon sale or disposition of the stock, the difference between the exercise price and the market value of the stock as of the date of exercise will be treated as a capital gain, and not ordinary income. If a recipient fails to hold the stock for the minimum required time, at the time of the disposition of the stock, the recipient will recognize ordinary income in the year of disposition in an amount equal to any excess of the market value of the common stock on the date of exercise (or, if less, the amount realized or disposition of the shares) over the exercise price paid for the shares. Any further gain (or loss) realized by the recipient generally will be taxed as short-term or long-term gain (or loss) depending on the holding period. We will not receive a tax deduction for incentive stock options that are taxed to a recipient as capital gains; however, we will receive a tax deduction if the sale of the stock does not qualify for capital gains tax treatment.

Nonqualified Stock Options

     The recipient of stock options not qualifying as incentive stock options generally will not be taxed upon the grant of the option. Federal income taxes are generally due from a recipient of nonqualified stock options when the stock options are exercised. The difference between the exercise price of the option and the fair market value of the stock purchased on such date is taxed as ordinary income. Thereafter, the tax basis for the acquired stock is equal to the amount paid for the stock plus the amount of ordinary income recognized by the recipient. We will normally receive a tax deduction equal to the amount of ordinary income realized by the option recipient by reason of the exercise of the option.

Other Awards

     The payment of other awards under the New Plan will generally be treated as ordinary compensation income at the time of payment or, in the case of restricted stock subject to a vesting requirement, at the time substantial vesting occurs. A recipient who receives restricted shares which are not substantially vested, may, within 30 days of the date the shares are transferred, elect in accordance with Section 83(b) of the Code to recognize ordinary compensation income at the time of transfer of the shares. The amount of ordinary compensation income is equal to the amount of any cash and the amount by which the then fair market value of any common stock received by the participant exceeds the purchase price, if any, paid by the participant. Subject to the application of Section 162(m), we will normally receive a tax deduction for the amount of the compensation income.

Section 162(m)

     Section 162(m) would render non-deductible to us certain compensation in excess of $1.0 million in any year to certain of our executive officers unless such excess is “performance-based compensation” (as defined in the Code). Options and stock appreciation rights granted under the New Plan are designed to qualify as performance-based compensation. Performance shares which are based on the performance objectives contained in the New Plan are also intended to qualify as performance-based compensation. As described above with respect to restricted stock awards and deferred shares, the administrator may condition such awards on attainment of one or more performance goals that are intended to qualify such awards as performance-based compensation.

REQUIRED VOTE

     The affirmative vote of the holders of a majority of the common stock present in person or represented by proxy at the meeting and entitled to vote on the proposal is required to approve the 2006 Omnibus Stock Incentive.

The Board recommends a vote “FOR” approval of the 2006 Omnibus Stock Incentive Plan.

BOARD OF DIRECTORS

DIRECTORS AND NOMINEES

     Our Board of Directors is divided into three classes and currently consists of ten members. We have four Class I directors, whose terms expire at our 2006 annual meeting of stockholders; three Class II directors, whose terms expire at our 2007 annual meeting of stockholders; and three Class III directors, whose terms expire at our 2008 annual meeting of stockholders. Following the 2006 annual meeting, the number of Class I directors is expected to be reduced to three and the size of the Board of Directors is expected to be reduced to nine members. Set forth below is information with respect to the three nominees for reelection as Class I directors and the six directors whose terms of office will continue after the annual meeting.

     The nominees for election as Class I directors at our 2006 annual meeting of stockholders, and certain information about them, are set forth below.

Name	Age	Current Position with webMethods
R. James Green	56	Director
Peter Gyenes (1)(2)(3)	60	Director
William V. Russell (1)	54	Non-executive Chairman of the Board
____________________

(1)	Member of the Compensation Committee.

(2)	Member of the Audit Committee.

(3)	Our Board of Directors, upon the recommendation of our Corporate Governance and Nominating Committee, reclassified Mr. Gyenes as a Class I director on July 6, 2006.

     Jim Green has been a director of webMethods since August 2000. Mr. Green served as Chief Technology Officer and Executive Vice President of webMethods from August 2000 through March 2003, and served as webMethods’ Chief Scientist from April 2003 to September 2003. He has served as Chief Executive Officer of Composite Software, Inc., an enterprise information integration solutions provider, since April 2003 and has served as Chairman of that company since 2003. Before joining webMethods, Mr. Green co-founded and served as Chairman and Chief Executive Officer of Active Software, Incorporated, which webMethods acquired in August 2000. Prior to founding Active Software, Mr. Green established and managed the distributed objects program at Sun Microsystems, Inc., a provider of network computing products, where he was Director of Engineering from 1988 to 1995. Mr. Green holds a B.A. from Hanover College, an M.S. from North Carolina State University and an M.S. in Computer Science from San Jose State.

     Peter Gyenes has been a director of webMethods since May 2006. Mr. Gyenes has four decades of experience in sales, marketing and general management positions within the software and computer systems industry. He served as Chairman and Chief Executive Officer of Ascential Software Corporation from 2001 until it was acquired by IBM in April 2005. Mr. Gyenes had previously served since 2000 as Chairman and Chief Executive Officer of Informix Software, Inc., Ascential’s predecessor firm. Ascential was created following the sale of Informix’s database business to IBM under Mr. Gyenes’ leadership. Mr. Gyenes joined Informix through its acquisition of Ardent Software, where he had served as Chairman, President and CEO since joining the firm in 1996. Previously, Mr. Gyenes had served as President and Chief Executive Officer of Racal InterLan Inc., and has held global executive sales, marketing and general management positions at Data General Corporation, Encore Computer Corporation and Prime Computer, Inc. Earlier in his career, Mr. Gyenes held technical positions at Xerox Data Systems and at IBM. Mr. Gyenes also serves on the boards of Applix, Inc., Lawson Software, Inc., ViryaNet, Inc, several privately-held technology companies and the Massachusetts Technology Leadership Council. Mr. Gyenes is a graduate of Columbia University, where he received a B.A. in mathematics and an MBA.

     Bill Russell has been a director of webMethods since September 2003 and non-executive Chairman of the Board since October 2004. Mr. Russell has been an adviser to enterprise software companies since he retired from Hewlett-Packard Company in May 2003. At HP, he held a broad range of senior-level positions providing strong international background and significant experience in the enterprise software industry. From May 2002 to May 2003, Mr. Russell served as Vice President of HP’s Global Alliances Group, where he was responsible for leading the company-wide relationships with the top strategic alliance partners for HP. From September 1999 to May 2002, he served as Vice President and General Manager of HP’s Software Solutions Organization, and, from 1997 to September 1999, as Vice President and General Manager of HP’s Enterprise Systems Group. Prior to that, he served as general manager of HP’s technical computing group and general manager of HP’s computer systems organization for Europe, Middle East and Africa. Mr. Russell also served on the board of HP Japan, Ltd. Mr. Russell also serves as a director of Cognos, Inc. and as non-executive chairman of Network Physics, Inc., a privately-held company. He holds a B.S.C. degree from Edinburgh University, Scotland.

     The incumbent Class I director whose term expires at our 2006 annual meeting of stockholders, and certain information about him, is set forth below.

Name	Age	Current Position with webMethods
William A. Halter (1)	45	Director
____________________

(1)	Member of the Compensation Committee.

     William A. Halter has been a director of webMethods since August 2003. He has been a management consultant since April 2001. From November 1999 through March 2001, he served as Deputy Commissioner, and later as Acting Commissioner, of the Social Security Administration, an agency of the U.S. government. From 1993 through November 1999, he served as a Senior Advisor in the Director’s Office, Office of Management and Budget, Executive Office of the President of the United States. Mr. Halter also served as Economist for the Joint Economic Committee of Congress and as Chief Economist of the Senate Finance Committee. Before entering public service, he was a management consultant at McKinsey and Company. Mr. Halter also serves on the board of directors of Akamai Technologies, Inc., Threshold Pharmaceuticals, Inc. and Xenogen Corporation. He is a Trustee Emeritus and serves on several advisory councils of Stanford University. He is a Rhodes Scholar, and holds a Master of Philosophy in Economics from Oxford University and an A.B. in Economics and Political Science from Stanford University.

     The incumbent Class II directors, whose terms expire at our 2007 annual meeting of stockholders, and certain information about them, are set forth below.

Name	Age	Current Position with webMethods
James P. Gauer (1)	54	Director
Jack L. Lewis	61	Director
Gene Riechers (2)	51	Director
____________________

(1)	Chairman of the Corporate Governance and Nominating Committee.

(2)	Chairman of the Compensation Committee and member of the Audit Committee.

     James P. Gauer has been a director of webMethods since August 2000. Since April 1999, he has served as a general partner of Palomar Ventures, a venture capital investment firm, and, from December 1992 to April 1999, he was a general partner of Enterprise Partners. Mr. Gauer is also a director of several privately held companies. Mr. Gauer holds a B.A. in Mathematics from the University of California, Los Angeles.

     Jack L. Lewis has been a director of webMethods since January 1997. Mr. Lewis also served as our corporate Secretary from January 1998 until May 2003. He has been a partner in the Northern Virginia office of the law firm of Morrison & Foerster LLP since March 2005. He previously was a partner with Shaw Pittman LLP from 1999 to 2005 and, before that, a stockholder in the law firm of Tucker, Flyer & Lewis, P.C., which he co-founded in 1975. Mr. Lewis holds an A.B. in History from Brown University and a J.D. from Cornell Law School.

     Gene Riechers has been a director of webMethods since November 1997. Since April 2002, Mr. Riechers has been a general partner of Valhalla Partners, a venture capital firm. From June 2001 to April 2002, he was a general partner of Broadreach Partners, which provided consulting services to emerging technology companies, and, from April to June 2001, he was an independent consultant to emerging technology companies. From 1996 to April 2001, Mr. Riechers served as a Managing Director of FBR Technology Venture Partners L.P., a venture capital fund. From December 1995 to December 1996, Mr. Riechers served as the Chief Financial Officer of CyberCash, Inc., an Internet transaction processing company. From September 1993 to December 1995, he served as Chief Financial Officer and Vice President, Business Development of Online Resources & Communications Corp., an online banking company. He has a B.S. in Accounting from Pennsylvania State University and an MBA from Loyola College.

     The incumbent Class III directors, whose terms expire at our 2008 annual meeting of stockholders, and certain information about them, are set forth below.

Name	Age	Current Position with webMethods
Jerry J. Jasinowski (1)(2)	67	Director
David Mitchell	41	Director, President and Chief Executive Officer
Vincent J. Mullarkey (3)	58	Director
____________________

(1)	Member of the Corporate Governance and Nominating Committee.

(2)	Member of the Audit Committee.

(2)	Chairman of the Audit Committee.

     Jerry J. Jasinowski has been a director of webMethods since July 2001. Mr. Jasinowski served as the President of the National Association of Manufacturers (the “NAM”), the largest U.S. business advocacy and policy association, from 1990 to 2004. Since 2004, he has served as President of the Manufacturing Institute, the research and education arm of the NAM. Under Mr. Jasinowski’s leadership, the NAM has helped shape national policies on a broad range of issues affecting productivity and economic growth, including trade, taxes, technology, energy policy, legal reform and employee training. He has also transformed the NAM operationally in terms of its major communications, advocacy, economic and manufacturing research, grassroots activity and new business development. Under Jasinowski’s leadership, the NAM has become recognized as the voice of American manufacturing in the U.S. and around the world. Mr. Jasinowski is also an author and commentator on economic, industrial and governmental issues. He is a director of Harsco Corporation, The Phoenix Companies Inc., The Timken Company and serves on the advisory boards of several companies. Mr. Jasinowski received a B.A. in Economics from Indiana University, a M.A. in Economics from Columbia University, and is a graduate of the Harvard Business School’s Advanced Management Program.

     David Mitchell has been a director of webMethods since October 2, 2004. He began his career at webMethods in December 1997 as Vice President, Sales and served as Vice President, Worldwide Sales from September 1999 through December 1999. He served as Chief Operating Officer from January 2000 to October 2004, as President since January 2001 and as Chief Executive Officer since October 2004. Throughout his tenure at webMethods, Mr. Mitchell has played a major role in all facets of our business and in overseeing webMethods’ global sales organization, as well as our marketing, industry solutions, business development, and customer service operations. Prior to joining

webMethods, Mr. Mitchell held a variety of executive positions at various companies, including serving from 1993 to 1995 as President and Chief Executive Officer of VYCOR Corporation, which was acquired in 1995 by McAfee Software. Mr. Mitchell holds a B.S. in Marketing from Virginia Commonwealth University.

     Vincent J. Mullarkey has been a director of webMethods since May 2005. Mr. Mullarkey was the Senior Vice President, Finance and Chief Financial Officer of Digital Equipment Corporation from 1994 until his retirement in September 1998, and served with Digital Equipment Corporation in other positions from 1971 to 1994. After leaving Digital Equipment Corporation, Mr. Mullarkey has also been involved with several companies in the real estate and marine industries. He is a director of NetScout Systems, Inc. Mr. Mullarkey holds a B.S. in Accounting and Finance from Bentley College.

BOARD OF DIRECTORS

Corporate Governance

     We are currently managed by a ten-member Board of Directors. The Board has adopted a set of Corporate Governance Guidelines, which, along with the written charters for our Board committees described below, provide the framework for the Board’s governance of webMethods. Our Corporate Governance Guidelines and committee charters are posted in the investor relations section of our website at www.webMethods.com/investors/ and are available upon written request to our General Counsel. In addition, the Charter of the Audit Committee is attached to this proxy statement as Annex B.

Independence and Composition

     The National Association of Securities Dealers listing standards, which we refer to as the NASD listing standards, require that a majority of our Board of Directors are “independent” directors, as that term is defined in the NASD listing standards. In addition, our Corporate Governance Guidelines require that we strive to have enough “independent” directors on the Board so that, in the event one “independent” director was to resign, die, or be removed from the Board, a majority of the remaining Board would still consist of “independent” directors.

     The Board of Directors, upon the recommendation of the Corporate Governance and Nominating Committee, has determined that James Gauer, Peter Gyenes, William Halter, Jerry Jasinowski, Vincent Mullarkey, Gene Reichers and Bill Russell, representing a majority of our Board of Directors, are “independent” as that term is defined in the NASD listing standards. Mr. Russell served as the non-executive Chairman of the Board of Directors during fiscal year 2006. The Board made its determination based on information furnished by all directors regarding their relationships with the Company and research conducted by management. In addition, the Board consulted with the Company’s counsel to ensure that the Board’s determination would be consistent with all relevant securities laws and regulations as well as the NASD listing standards.

Meetings and Attendance

     The Board of Directors met eight times, including telephone conference meetings, and acted three times by written consent, during fiscal year 2006. During that year, no current director attended fewer than 75% of the aggregate of (a) the total number of meetings of the Board held while he was a director and (b) the total number of meetings held by all committees of the Board on which he then served. Our Corporate Governance Guidelines provide that it is the responsibility of individual directors to make themselves available to attend scheduled and special Board and committee meetings on a consistent basis. The Company requests that Board members attend the annual meeting of stockholders. However, the Company also recognizes that personal attendance by all directors is not always possible. All of the nine members then serving on our Board of Directors attended the 2005 annual meeting of stockholders.

     In addition, the non-management members of the Board of Directors met in executive session five times during fiscal year 2006. Pursuant to our Corporate Governance Guidelines, Mr. Russell, as the non-executive Chairman of the Board of Directors, presided when the Board met in executive session.

Communications with the Board of Directors

     Stockholders and interested parties may send communications to the Board of Directors by writing to them at webMethods, Inc., Attention: General Counsel, 3877 Fairfax Ridge Road, South Tower, Fairfax, Virginia 22030. All communications that are received by the General Counsel for the Board’s attention will be forwarded to the non-executive Chairman of the Board or the chair of the committee of the Board with authority to consider the subject matter of the communication.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors has three standing committees, the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee. The Board of Directors, upon the recommendation of the Corporate Governance and Nominating Committee, has determined that all current members of each committee are “independent” as that term is defined in the NASD listing standards.

Audit Committee

     The Audit Committee is responsible for the selection of the independent public accountants for webMethods and assists the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by webMethods, webMethods’ systems of internal controls and webMethods’ auditing, accounting and financial reporting processes generally.

     The Audit Committee consists of Vincent Mullarkey (Chairman), Peter Gyenes, Jerry Jasinowski and Gene Riechers. Mr. Jasinowski and Mr. Riechers served as members of the Audit Committee during all of fiscal year 2006. Mr. Mullarkey became a member of the Audit Committee in May 2005, filling the vacancy created by the resignation of Gary Fernandes. Mr. Gyenes became a member of the Audit Committee in May 2006. The Board of Directors, upon the recommendation of the Corporate Governance and Nominating Committee, has determined that all current members of the Audit Committee are “independent” as that term is defined in the NASD listing standards and meet the other requirements for audit committee members under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC thereunder, which we collectively refer to as the Exchange Act, and the NASD listing standards. The Board of Directors, upon the recommendation of the Corporate Governance and Nominating Committee, also has determined that Peter Gyenes, Vincent Mullarkey and Gene Riechers each qualify as an “audit committee financial expert,” as defined in the Exchange Act. The Audit Committee met informally on a number of occasions, held 14 formal meetings and took action by written consent one time during fiscal year 2006.

Compensation Committee

     The Compensation Committee reviews and makes recommendations regarding webMethods’ stock plans and makes decisions concerning salaries and incentive compensation for executive officers of webMethods, Inc. The Compensation Committee consists of Gene Riechers (Chairman), Peter Gyenes, William Halter and Bill Russell. Mr. Riechers, Mr. Halter and Mr. Russell served as members of the Audit Committee during all of fiscal year 2006. Mr. Gyenes became a member of the Compensation Committee in May 2006. The Board of Directors, upon the recommendation of the Corporate Governance and Nominating Committee, has determined that all current members of the Compensation Committee are “independent” as that term is defined in the NASD listing standards. The Compensation Committee met informally on a number of occasions, held four formal meetings and took action by written consent six times during fiscal year 2006.

Corporate Governance and Nominating Committee

     The Corporate Governance and Nominating Committee considers and makes recommendations to the Board concerning the appropriate size, function and needs of our Board of Directors, including screening and nominating candidates to fill positions on the Board and recommending nominees for approval by our Board of Directors and stockholders. The Corporate Governance and Nominating Committee also assists the Board of Directors in fulfilling its oversight responsibilities regarding a code of conduct for webMethods’ executives and staff and Board corporate governance. The three nominees for re-election to the Board of Directors at our 2006 annual meeting of stockholders were unanimously recommended by the Corporate Governance and Nominating Committee.

     Our Corporate Governance Guidelines provide that the Corporate Governance and Nominating Committee endeavor to identify individuals to serve on the Board who have expertise that is useful to webMethods and complementary to the background, skills and experience of other Board members. The assessment of the Corporate Governance and Nominating Committee of the composition of the Board includes: (a) skills – business and management experience, industry experience, accounting experience, finance and capital markets experience, and an understanding of corporate governance regulations and public policy matters, (b) characteristics – ethical and moral standards, leadership abilities, sound business judgment, independence and innovative thought, and (c) composition – diversity, age and public company experience. The principal qualification for a director is the ability to act in the best interests of webMethods, Inc. and its stockholders. During fiscal year 2006, we retained a third-party search firm to assist the Corporate Governance and Nominating Committee in identifying and evaluating potential candidates for election to the Board of Directors.

     The Corporate Governance and Nominating Committee accepts recommendations for director candidates from stockholders, and information regarding the submission of information regarding possible candidates is included in this proxy statement under the heading “Stockholder Proposals and Nominations for Presentation at the 2007 Annual Meeting of Stockholders.” After candidates are identified, the Corporate Governance and Nominating Committee conducts an evaluation of each candidate, which generally includes interviews with committee members and members of management, as well as background and reference checks. There is anticipated to be no difference in the evaluation process of a candidate recommended by a stockholder as compared to the evaluation process of a candidate identified by management, by members of the Corporate Governance and Nominating Committee, by other directors or by any third party engaged to conduct a search for possible candidates.

     The Corporate Governance and Nominating Committee consists of James Gauer (Chairman), William Halter and Jerry Jasinowski, all of whom served as members of the committee during all of fiscal year 2006. Gary Fernandes also served on the Corporate Governance and Nominating Committee until he resigned as a director in May 2005. The Board of Directors, upon the recommendation of the Corporate Governance and Nominating Committee, has determined that all current members of the Corporate Governance and Nominating Committee are “independent” as that term is defined in the NASD listing standards. The Corporate Governance and Nominating Committee met informally on a number of occasions and held one formal meeting and took action by written consent one time during fiscal year 2006.

DIRECTOR COMPENSATION

     Non-management directors receive cash compensation, as described in the following table, from webMethods for their services as members of the Board of Directors and for their service on permanent and temporary committees of the Board and receive stock option grants, as described in the following table, under the Expiring Plan. All stock option grants are made at fair market value on the date of grant. In addition, all members of the Board of Directors are reimbursed for expenses in connection with attendance at Board of Directors and committee meetings.

		Initial Stock	Annual Stock
Position	Annual Fee	Option Grant	Option Grant
Non-executive Chairman of the Board	$70,000	—	25,000 shares
Service as a non-executive member of the Board of Directors.	$25,000	55,188 shares	15,000 shares
Audit Committee
Chairman	$10,000	—	—
Member	$ 5,000	—	—
Compensation, Corporate Governance and Nominating and
designated temporary committees
Chairman	$ 7,500	—	—
Member	$ 5,000	—	—

CODE OF ETHICS

     Our Board of Directors has adopted a Code of Ethics that is applicable to our employees, executive officers and directors. The Code of Ethics is posted in the investor relations section of our website at www.webMethods.com/investors/ and is available upon written request to our General Counsel. We intend to satisfy the disclosure requirements under Federal securities laws regarding any amendment to, or waiver from, any provision of the Code of Ethics regarding the principal executive officer, principal financial officer or principal accounting officer or controller of webMethods or any person performing a similar function by posting on our website at www.webMethods.com/investors/ within the time periods prescribed by law.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee. Messrs. Riechers, Gyenes, Halter and Russell served as the members of the Compensation Committee of our Board of Directors during fiscal year 2006. None of these individuals has ever served as one of our officers or employees.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table contains information regarding the beneficial ownership of webMethods, Inc. common stock as of June 30, 2006 by:

  each person known by us to own beneficially more than five percent (5%) of our common stock;

  each of our directors;

  each of the individuals named in the Summary Compensation Table in this proxy statement; and

  all of our current directors and executive officers as a group.

     Under the rules of the Securities and Exchange Commission, beneficial ownership includes voting or investment power with respect to securities and includes the shares issuable under stock options that are exercisable within sixty (60) days of June 30, 2006. Those shares issuable under stock options are deemed outstanding for computing the percentage of each person holding options but are not deemed outstanding for computing the percentage of any other person. The percentage of beneficial ownership in the following table is based upon 55,201,899 shares of our common stock outstanding as of June 30, 2006.

     Unless otherwise indicated, the address for each person known by us to own beneficially more than five percent of our common stock and each director and executive officer is: c/o webMethods, Inc., 3877 Fairfax Ridge Road, Fairfax, Virginia 22030. To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting power and investment power with respect to all shares of common stock.

	Shares
	Beneficially Owned
Name of Beneficial Owner	Number	Percent
James P. Gauer (1)	159,066	*
Jim Green (2)	413,793	*
Peter Gyenes (3)	10,349	*
William A. Halter (4)	98,938	*
Jerry J. Jasinowski (5)	114,538	*
Jack L. Lewis (6)	114,530	*
David Mitchell (7)	995,045	1.8
Vincent J. Mullarkey (8)	40,495	*
Gene Riechers (9)	144,063	*
Bill Russell (10)	145,604	*
Richard Chiarello (11)	475,425	*
Mark Wabschall (12)	66,725	*
Kristin Weller Muhlner (13)	445,655	*
Douglas W. McNitt (14)	696,973	1.2
All directors and executive officers as a group (14 persons) (15)	3,921,199	7.1

____________________

*	Less than one percent.

(1)	Includes 113,938 shares subject to option exercise within 60 days of June 30, 2006.

(2)	Includes 299,855 shares held by a family trust and 113,938 shares subject to option exercise within 60 days of June 30, 2006.

(3)	Includes 8,349 shares subject to option exercise within 60 days of June 30, 2006.

(4)	Includes 98,938 shares subject to option exercise within 60 days of June 30, 2006.

(5)	Includes 113,938 shares subject to option exercise within 60 days of June 30, 2006.

(6)	Includes (a) 67,948 shares subject to option exercise within 60 days of June 30, 2006 and (b) 46,582 shares held by a family trust for which Mr. Lewis is trustee.

(7)	Includes 982,418 shares subject to option exercise within 60 days of June 30, 2006.

(8)	Includes 40,495 shares subject to option exercise within 60 days of June 30, 2006

(9)	Includes 113,938 shares subject to option exercise within 60 days of June 30, 2006

(10)	Includes 145,604 shares subject to option exercise within 60 days of June 30, 2006.

(11)	Includes 470,069 shares subject to option exercise within 60 days of June 30, 2006.

(12)	Includes 63,192 shares subject to option exercise within 60 days of June 30, 2006.

(13)	Includes 441,610 shares subject to option exercise within 60 days of June 30, 2006.

(14)	Includes 695,652 shares subject to option exercise within 60 days of June 30, 2006.

(15)	Includes 3,470,027 shares subject to option exercise within 60 days of June 30, 2006.

EXECUTIVE OFFICERS

     Our executive officers and their ages and positions as of June 30, 2006 are as follows:

Name	Age	Position
David Mitchell	41	President and Chief Executive Officer
Richard Chiarello	53	Executive Vice President, Worldwide Operations and
		Chief Operating Officer
Mark Wabschall	50	Executive Vice President, Chief Financial Officer,
		Chief Accounting Officer and Treasurer
Kristin Weller Muhlner	35	Executive Vice President, Product Development
Douglas McNitt	41	General Counsel, Executive Vice President and
		Secretary

     The following is a summary of the experience of our executive officers. The experience of Mr. Mitchell is described in the section of this proxy statement entitled “Board of Directors.”

     Richard Chiarello joined webMethods in April 2004 as Executive Vice President, Worldwide Operations and became Chief Operating Officer in November 2005. From October 2002 to 2004, he served as Senior Vice President, Worldwide Sales, of Siebel Systems, Inc., where he managed all aspects of the company’s worldwide sales operations. From December 1998 to September 2002, he served as President of ATL LLC Consulting, a private sales consulting company founded by Mr. Chiarello to serve clients in the information technology industry. He also served as President and Chief Operating Officer of AMC Computer Corporation, a hardware and professional services company, from October 2000 to June 2001. From December 1985 to December 1998, Mr. Chiarello held several sales, marketing and executive management positions at Computer Associates International, Inc., the most recent of which was Executive Vice President and General Manager, Worldwide Sales and Channels. Prior to joining Computer

Associates International, Inc., Mr. Chiarello served in a variety of sales positions with IBM Corporation from 1977 to 1985. Mr. Chiarello holds a B.A. from Queens College in New York and has completed executive management training in the IBM Management Training program and with Babson Business School, Boston, Massachusetts.

     Mark Wabschall, a Certified Public Accountant, joined webMethods as Senior Vice President, Finance in July 2004. He became Chief Accounting Officer in May 2005, became Chief Financial Officer in October 2005 and became Executive Vice President and Treasurer in December 2005. He served as Vice President, Finance for Innovative Technology Application, Inc., a diversified technology firm, from 2003 to July 2004, and he served as President of Delphi Business Solutions, LLC, a financial consulting firm from 2000 to 2003. From 1994 to 2000, he held senior financial and operational management positions with the Baan Company, including Senior Vice President of Operations, Vice President of Investor Relations and Chief Financial Officer of the Americas. He also served as an audit partner with Arthur Andersen, a major international public accounting firm. Mr. Wabschall holds a B.S. in Business Administration from the Ohio State University.

     Kristin Weller Muhlner joined webMethods as Vice President of Professional Services and Customer Care in September 1998. She became Vice President of Product Development in January 2000, Senior Vice President of Product Development in October 2001 and Executive Vice President of Product Development in March 2003. From 1994 to September 1998, Ms. Muhlner served as Senior Manager for Deloitte & Touche Consulting Group, where she participated in the development of their enterprise resource planning (ERP) implementation methodology. Ms. Muhlner holds a B.A. in Economics from Rhodes College.

     Douglas McNitt joined webMethods in October 2000 as General Counsel, became an Executive Vice President in January 2002, and became Secretary in May 2003. Mr. McNitt served in various capacities, including Senior Counsel and Assistant General Counsel for America Online, Inc. during his service there from December 1997 to September 2000. From May 1996 to December 1997, he was an associate with the law firm of Tucker, Flyer & Lewis, a professional corporation, and was an associate with the law firm of McDermott, Will & Emery from April 1994 to May 1996. Mr. McNitt holds a B.A. from Stanford University and a J.D. from Notre Dame Law School.

EXECUTIVE COMPENSATION

     The following table sets forth the annual and long-term compensation paid or awarded for the fiscal years ended March 31, 2006, 2005 and 2004 to our Chief Executive Officer and our four other most highly compensated executive officers. Those five individuals are collectively referred to as the Named Officers.

Summary Compensation Table

					Long-Term
		Annual Compensation			Compensation Awards
	Year				Securities	All Other
	Ended			Other Annual	Underlying	Compen-
Name and Principal Position	March 31	Salary(1)	Bonus(2)	Compensation	Options (#)	sation
David Mitchell	2006	$425,000	$ 48,811	—	225,000	—
President and Chief Executive Officer	2005	$334,501	—	—	860,000	—
	2004	$250,012	—	—	67,600	—

Richard Chiarello	2006	$371,617	$379,379	$63,731(3)	122,500	—
Executive Vice President, Worldwide	2005	$350,000	$301,716	$40,472(3)	525,000	—
Operations and Chief Operating	2004(4)	—	—	—	—	—
Officer

Mark Wabschall	2006	$240,429	$ 19,885	—	177,500	—
Executive Vice President and Chief	2005	$141,026	—	—	100,000	—
Financial Officer	2004(5)	—	—	—	—	—

					Long-Term
		Annual Compensation			Compensation Awards
	Year				Securities	All Other
	Ended			Other Annual	Underlying	Compen-
Name and Principal Position	March 31	Salary(1)	Bonus(2)	Compensation	Options (#)	sation
Kristin Weller Muhlner	2006	$226,887	$18,000	—	142,500	—
Executive Vice President, Product	2005	$250,001	—	—	172,000	—
Development	2004	$180,012	—	—	76,400	—

Douglas McNitt	2006	$265,833	$19,886	—	112,500	—
General Counsel, Executive Vice	2005	$220,001	—	—	22,000	—
President and Secretary	2004	$167,362	$15,000	—	142,000	—

____________________

(1)	The current base salaries of the executive officers are: Mr. Mitchell - $450,000; Mr. Chiarello - $385,000; Mr. Wabschall - $275,000; Ms. Muhlner - $262,500; Mr. McNitt - $275,000.

(2)

On July 6, 2006, the Compensation Committee of our Board of Directors approved the webMethods’ Executive Incentive Plan (the “EIP”), pursuant to which fiscal year 2007 bonus compensation for each of the Named Officers, other than Mr. Chiarello, will be determined. Under the EIP, two-thirds of the annual target bonus for each participant is based on our achievement of established revenue and earnings per share goals and one-third of the annual target bonus is based on the achievement of established individual performance objectives. The individual performance objectives for the Chief Executive Officer are determined by the Compensation Committee, and the individual performance objectives for the other executive officers are determined by the Chief Executive Officer in consultation with the Compensation Committee. The target 2007 bonus amount under the EIP for Mr. Mitchell is 100% of his base salary; the target 2007 bonus amount for each of the other participating Named Officers is 50% of such officer’s base salary. If we exceed our financial objectives, it is possible for the actual bonus amount to exceed the target bonus amount, subject to the decision of the Compensation Committee. Under a separate arrangement approved by the Compensation Committee on June 15, 2006, fiscal year 2007 bonus compensation for Mr. Chiarello is determined quarterly, based in part on a percentage of our license revenue, total revenue and earnings per share and based in part on our achievement of established license revenue, total revenue and earnings per share goals. The target quarterly bonus amount for Mr. Chiarello in fiscal year 2007, assuming our attainment of 100% of performance objectives, is $87,500. The actual quarterly bonus amount may exceed the target quarterly bonus amount if we exceed one or more of the performance objectives.

(3)	Amount for 2006 represents housing allowance of $39,960 plus $23,771 for related income taxes; amount for 2005 represents housing allowance of $29,325 plus $11,147 for related income taxes.

(4)	Joined webMethods in April 2004.

(5)	Joined webMethods in July 2004.

STOCK OPTION GRANTS IN FISCAL YEAR 2006

     The following table sets forth each grant of stock options during fiscal year 2006 to each of the Named Officers. No stock appreciation rights were granted during fiscal year 2006. The stock options listed in the table have a term of ten years and vest as described in the notes to the table.

     The percentage numbers are based on stock options to purchase a total of 6,863,079 shares of webMethods’ common stock granted to eligible participants under the Expiring Plan during fiscal year 2006. The exercise price of each stock option was equal to the fair market value of a share of webMethods’ common stock as valued by the Compensation Committee on the date of the grant. The exercise price may be paid in cash or by such other means as are specified in the stock option agreement relating to the grant. The holder of the stock option is responsible for payment of any federal and state income tax liability incurred by the holder in connection with such exercise.

     The potential realizable value is calculated based on a ten-year term of the stock option at the time of grant. Stock price appreciation of 5% and 10% is assumed because of SEC rules and does not represent our prediction of our stock price performance. These amounts represent hypothetical gains that could be achieved for the respective stock options if exercised at the end of the stock option term. These gains are based on assumed rates of stock price appreciation of 5% and 10%, compounded annually from the date the respective stock options were granted to their expiration date, based upon the market value of our common stock on the option grant date.

INDIVIDUAL GRANTS
					Potential Realizable Value
	Number of	Percentage of			at Assumed Annual Rates
	Securities	Total Options			of
	Underlying	Granted in	Exercise		Stock Price Appreciation
	Options	Fiscal	Price	Expiration Date	for Option Term
Name	Granted	Year 2006	($/Share)		5%	10%
David Mitchell	150,000(1)	2.19	$5.89	July 11, 2015	$555,628	$1,408,071
	75,000(2)	1.09	$7.94	December 2, 2015	$374,507	$949,074

Richard Chiarello	62,500(1)	0.91	$5.89	July 11, 2015	$231,512	$586,696
	60,000(2)	0.87	$7.94	December 2, 2015	$299,605	$759,259

Mark Wabschall	35,000(2)	0.51	$5.07	June 8, 2015	$111,597	$282,810
	62,500(1)	0.91	$5.89	July 11, 2015	$231,512	$586,696
	80,000(2)	1.17	$7.94	December 2, 2015	$399,474	$1,012,345

Kristin Weller Muhlner	62,500(1)	0.91	$5.89	July 11, 2015	$231,512	$586,696
	30,000(1)	0.44	$5.89	July 18, 2015	$111,126	$281,614
	50,000(2)	0.73	$7.16	October 3, 2015	$225,144	$570,560

Douglas McNitt	35,000(2)	0.51	$5.07	June 8, 2015	$111,597	$282,810
	15,000(2)	0.22	$5.07	June 8, 2015	$ 47,827	$121,204
	62,500(1)	0.91	$5.89	July 11, 2015	$231,512	$586,696

____________________

(1)	Vesting of stock option occurs ratably over the 36 months following the option grant date.

(2)	Vesting of stock option occurs ratably over the 48 months following the option grant date.

STOCK OPTION EXERCISES IN FISCAL YEAR 2006 AND VALUES AT END OF FISCAL YEAR 2006

     The following table sets forth for each of the Named Officers information concerning stock options exercised during fiscal year 2006 and the number and value of securities underlying unexercised stock options that are held by the Named Officers as of March 31, 2006.

			Number of Securities
			Underlying
			Unexercised		Value of Unexercised
	Shares		Options at		In-the-Money Options at
	Acquired	Value	March 31, 2006		March 31, 2006(2)
Name	on Exercise	Realized(1)	Vested	Unvested	Vested	Unvested
David Mitchell	163,209	$268,666	964,293	493,752	$103,140	$1,224,692
Richard Chiarello	—	$—	439,512	207,988	$145,684	$389,241
Mark Wabschall	35,000	$107,294	32,116	210,384	$84,650	$474,175
Kristin Weller Muhlner	30,000	$153,806	452,200	118,905	$440,953	$240,520
Douglas McNitt	—	$—	681,762	89,238	$66,540	$259,085

____________________

(1)	Represents the difference between the stock option exercise price per share and the fair market value of webMethods’ common stock on the date of exercise.

(2)	Calculated on the basis of $8.42 per share, the closing price quoted on the Nasdaq National Market for our common stock on March 31, 2006, less the applicable stock option exercise price per share, multiplied by the number of shares underlying the unexercised in-the-money stock options.

EQUITY COMPENSATION PLAN INFORMATION

     The following table provides information concerning our securities authorized for issuance under equity compensation plans at June 30, 2006.

	Number of securities		Number of securities remaining
	to be issued upon	Weighted-average	available for future issuance
	exercise of	exercise price of	under equity compensation
	outstanding options,	outstanding options,	plans (excluding securities
Plan category	warrants and rights	warrants and rights	reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by
security holders	17,171,844 (1)	$10.6656 (1)	7,626,394 (1)
Equity compensation plans not approved by
securities holders	84,855 (2)	28.2676 (2)	—
Total	17,256,699	$10.7522	7,626,394

____________________

(1)

Excludes our Employee Stock Purchase Plan, under which, as of March 31, 2006 a total of 6,000,000 shares of our common stock have been reserved for issuance, 1,663,191 shares had been issued at an average purchase price of $9.606 and 4,336,809 shares remained available for future issuance.

(2)

Consists only of shares of our common stock to be issued upon the exercise of stock options issued by Active Software under its 1999 Stock Option Plan, its 1996 and 1996A Stock Option Plans and its 1999 Director Option Plan, and stock options assumed by Active Software that had been granted by the respective company under the TransLink Software, Inc. Stock Option Plan, Alier, Inc. 1997 Stock Option Plan and Alier, Inc. 1996 Stock Option Plan, all such options having been granted prior to our acquisition of Active Software in August 2000.

EMPLOYMENT AGREEMENTS AND CHANGE OF CONTROL ARRANGEMENTS

Executive Agreements

     None of the Named Officers has an employment agreement with webMethods, Inc. These officers may resign, or we may terminate their employment, at any time. David Mitchell, Rich Chiarello, Mark Wabschall, Kristin Muhlner and Douglas McNitt each is party to an agreement with us under which the executive may continue to receive base salary and benefits in certain circumstances after resignation or termination of employment. Under those agreements, we are obligated for one year or, if earlier, until the executive accepts full-time employment with another employer, to pay the executive his or her then-current base salary and provide him or her with all the benefits provided to him or her immediately prior to the termination of employment if the executive is terminated without “cause” or resigns for “good reason.” For purposes of the agreements, (i) “cause” means the executive’s (a) theft, fraud, material dishonesty or gross negligence in the conduct of our business, (b) continuing neglect of the executive’s duties and responsibilities that has a material adverse effect on webMethods (which neglect is not cured following notice), or (c) conviction of a felony (not involving an automobile), and (ii) “good reason” means (a) a reduction in base salary, (b) a reduction or a change in the executive’s authorities, duties or job responsibilities or (c) a geographic relocation without consent of more than 30 miles from the executive’s current office location.

     If there is a “change in control,” and within one year the executive is terminated without cause or resigns for good reason, we are also obligated to pay one and one-half times the value of the executive’s then-current annual base salary and annual on-target bonus or incentive compensation amount, and to provide for 18 months the life, disability, accident and health insurance benefits provided to the executive immediately prior to the termination of employment. For purposes of the agreements, a “change of control” occurs if (i) any person becomes the beneficial owner, directly or indirectly, of securities of webMethods representing at least 50% of the combined voting power of the then-outstanding securities of webMethods, (ii) in any two year period, persons who constitute our Board of Directors at the beginning of that period cease to constitute a majority of the Board of Directors unless each director who was not a member of the Board at the beginning of the two-year period was elected in advance by at least two-

thirds of the directors then in office who were serving at the beginning of the two-year period, (iii) our stockholders approve a merger or consolidation involving webMethods and resulting in a change of ownership of a majority of our then-outstanding shares of capital stock or (iv) our stockholders approve a plan of liquidation or dissolution of webMethods or the sale or disposition of all or substantially all of the assets of webMethods.

Stock Option Agreements

     Stock options granted to employees (including to each Named Officer) generally provide for accelerated vesting if, within one year after a “change of control” of webMethods, the employee is terminated without “cause” (as defined in the stock option agreement) or resigns within 90 days after “good reason” (as defined in the agreement) first exists. For purposes of these agreements, a “change of control” occurs if (i) a person or group acquires direct or indirect ownership of not less than a majority of the then-outstanding voting securities of webMethods, (ii) our stockholders approve a merger or consolidation involving webMethods and resulting in a change of ownership of a majority of the then-outstanding shares of voting securities of webMethods or (iii) our stockholders approve a plan of liquidation or dissolution of webMethods or the sale or disposition of all or substantially all of the assets of webMethods.

REPORT OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS

     The Compensation Committee is comprised of Gene Riechers (Chairman), Peter Gyenes, William Halter and Bill Russell. Upon advice from the Corporate Governance Committee, a majority of the full Board of Directors selects members of the Compensation Committee annually. Mr. Riechers, Mr. Halter and Mr. Russell served as members of the Compensation Committee during all of our fiscal year ended March 31, 2006; Mr. Gyenes joined the Compensation Committee in May 2006.

COMPENSATION PHILOSOPHY AND OBJECTIVES

     The Compensation Committee of our Board of Directors determines the compensation of our Chief Executive Officer and reviews and approves the compensation of our other executive officers and the initial compensation of other individuals reporting directly to the Chief Executive Officer. The Compensation Committee also reviews and approves various other compensation policies and programs and administers our equity-based incentive compensation plans, and will administer the 2006 Omnibus Stock Incentive Plan (the “New Plan”) if the New Plan is approved by the stockholders.

     The primary objectives of our executive compensation policies are:

  to attract, motivate and retain a highly qualified executive management team;

  to link executive compensation to our financial performance as well as to defined individual performance objectives;

  to compensate competitively with the practices of peer companies that are determined, to the extent practicable, to be similarly situated, or that represent likely sources of, or competitors for, our executive talent;

  to create incentives designed to enhance stockholder value;

  to review the performance of the our Chief Executive Officer and to review the Chief Executive Officer’s evaluation of our other executive officers; and

  to review the reasonableness of compensation paid to the our Chief Executive Officer and our other executive officers.

     We compete in a very aggressive and dynamic industry and, as a result, believe that hiring, motivating and retaining quality employees, particularly senior management, sales personnel and technical personnel, are factors key to our future success. The Compensation Committee’s compensation philosophy seeks to align the interests of stockholders and management by tying compensation to our financial performance and other metrics and criteria that relate to building long-term shareholder value, either directly in the form of salary and bonuses paid in cash or indirectly in the form of appreciation of stock options or stock awards granted to employees through our equity incentive programs.

     The Compensation Committee reviews the reasonableness of compensation paid to our executive officers and how the overall level of compensation paid to executive officers compares to that paid by peer companies. In determining the present compensation packages of management, the Compensation Committee considered, among other factors, the achievement of pre-determined financial objectives; operational improvements throughout the company; the expansion of existing alliances and the creation of new alliances; and the introduction of significant product developments and enhancements. The success of these initiatives is a significant factor in our overall financial and market performance and, therefore, was operative in determining the compensation of the executive management team. In addition, an independent executive compensation firm provided the Compensation Committee with a survey of executive compensation, which it considered in establishing the types and levels of Chief Executive Officer and senior executive compensation.

EXECUTIVE OFFICER COMPENSATION

     Our compensation program for executive officers is comprised of three components: base salary, performance-based cash incentive compensation and longer-term equity-based incentive awards. The summary below describes each of these components and the factors considered by the Compensation Committee with respect to each during fiscal year 2006. In addition, executive officers are eligible to participate in a number of compensation plans or programs that are generally available to our other employees, including medical, dental and vision insurance plans, group life and disability plans, a 401(k) plan and webMethods’ Employee Stock Purchase Plan.

Base salary

     Base salary for each executive officer reflects the executive’s level of responsibility, qualifications and experience, the strategic goals for which the executive has primary responsibility and comparable salary practices of peer companies. Base salaries are reviewed annually, and merit salary increases may be approved by the Compensation Committee based upon each executive’s performance and contributions, the executive’s ongoing duties, responsibilities and functions, the executive’s efforts that enhance our operations and market recognition and our general financial performance. The factors and relative weight accorded to each by the Compensation Committee vary for each executive officer and from year to year. The Compensation Committee also considers information and advice from independent compensation consultants engaged from time to time to review and advise on market data and salary trends among peer companies.

Performance-based cash incentive compensation

     The Compensation Committee believes that performance-based cash incentive awards paid on an annual or quarterly basis provide substantial motivation to executive officers to address and achieve established performance goals. Accordingly, a significant portion of each executive officer’s potential total annual cash compensation is dependent upon achievement of established performance goals. Cash incentive compensation for executive officers generally is tied to our achievement of established revenue and earnings per share objectives; a smaller portion is payable upon achievement of established individual performance objectives. In general, payment of any portion of incentive compensation requires substantial achievement of the established revenue and earnings per share objectives.

     On July 6, 2006, the Compensation Committee adopted the webMethods’ Executive Incentive Plan (the “EIP”) for our Chief Executive Officer and other executive officers designated by the Compensation Committee. The EIP is effective beginning with our fiscal year 2007. Under the EIP, two-thirds of the annual target bonus for each participant is based on our achievement of established revenue and earnings per share goals and one-third of the annual target bonus is based on the achievement of established individual performance objectives. In setting annual financial objectives for executive bonuses under the EIP, the Compensation Committee references our annual business plan. The target bonus for an executive is intended to relate to his or her potential impact on corporate results, and the percentage of the target bonus actually received is based on the corporate objectives actually achieved. The individual performance objectives for the Chief Executive Officer are determined by the Compensation Committee, and the individual performance objectives for the other executive officers are determined by the Chief Executive Officer in consultation with the Compensation Committee. Target compensation under the EIP for fiscal year 2007 ranges from 50% to 100% of the base salary of the executive officers. If we meet or exceed our financial objectives, it is possible for the actual bonus amount to exceed the target amount, subject to the decision of the Compensation Committee. The Compensation Committee attempts to set aggressive but realizable objectives that will result, directly or indirectly, in increased revenues and improved profitability. In order to achieve the purposes of the plan, the corporate objectives and the corresponding bonus targets will be communicated to executives at the beginning of each fiscal year. Bonus compensation for the Chief Operating Officer is determined quarterly, under a separate arrangement, based in part on a percentage of license revenue, total revenue and earnings per share and based in part on our achievement of established license revenue, total revenue and earnings per share goals.

Long-term equity-based incentive awards

     Equity-based incentive awards are provided through stock option awards under the webMethods, Inc. Amended and Restated Stock Option Plan (the “Expiring Plan”). The Compensation Committee believes that equity-based incentive awards align the interests of executive officers with those of our stockholders and provide incentives to executive officers to enhance stockholder value because of the direct relationship between the market price of our common stock and the value of each equity-based award.

     When determining the appropriate level of stock option grants, the Compensation Committee utilizes guidelines that provide ranges of recommended initial stock option grants for each level of position, as well as ranges of recommended stock option grants applicable to promotions and for our annual stock option program. In addition, the Compensation Committee considers the executive officer’s position, duties, responsibilities and functions and the stock-based incentive award practices of peer companies. The Compensation Committee also considers and grants additional stock options to executive officers from time to time as believed appropriate for further incentive or retention purposes. In those instances, the Compensation Committee considers the factors stated above and the executive’s performance and contributions, as well as the executive’s existing level of equity-based incentive awards, including the actual and relative holdings of stock options by the executive, the exercise prices of those options, the percentage of those stock options that are vested and the remaining vesting period for the unvested options.

     Each stock option grant to an employee or executive officer under the Expiring Plan allows the recipient to acquire shares of our common stock over a period of time, generally ten years, at a fixed price per share, which is the fair market value of a share of our common stock on the date of the stock option grant. Stock options granted to an employee or executive officer during fiscal year 2006 generally vest ratably over three or four years so long as the recipient continues to be employed by us; initial grants, however, typically vest 25% on the first anniversary of the grant, and ratably over the remaining three years so long as the recipient continues to be employed by us. Because of the vesting period and the term of the stock option, stock options granted under the Expiring Plan are intended to focus recipients’ attention on our longer-term growth and performance and to provide incentive to continue employment with us in order to recognize the longer-term potential for appreciation of the stock option award.

     After October 31, 2006, we will no longer be eligible to issue additional stock option awards under the Expiring Plan. Consequently, the Board of Directors has approved and recommended to the stockholders for approval the New Plan. The philosophy behind the New Plan is much the same as the philosophy behind the Expiring Plan. However, the New Plan offers a greater diversity of equity incentive awards than are currently authorized under the Expiring Plan. In addition to stock option awards, the New Plan will also permit the Compensation Committee to grant awards of restricted stock, stock appreciation rights, stock bonus awards, deferred shares and performance shares to directors, executives and employees alike.

     Each stock option grant to an employee or executive officer under the New Plan will allow the recipient to acquire shares of our common stock over a period of time, generally seven years, at a fixed price per share, which will be the fair market value of a share of our common stock on the date of the stock option grant. If the New Plan is approved by stockholders, the Compensation Committee expects that stock options granted to an employee or executive officer under the New Plan will, consistent with the Expiring Plan, generally vest ratably over four years so long as the recipient continues to be employed by us; initial grants, however, will vest 25% on the first anniversary of the grant, and ratably over the remaining three years so long as the recipient continues to be employed by us.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     David Mitchell has served as our Chief Executive Officer and as a member of our Board of Directors since October 2, 2004. During fiscal year 2006, the Compensation Committee approved two grants of stock options to Mr. Mitchell under the Expiring Plan: an option to purchase 150,000 shares of our common stock at an exercise price equal to $5.89 per share, the closing price of our common stock on July 11, 2005 (the day on which such grant was made); and an option to purchase 75,000 shares of our common stock at an exercise price equal to $7.94 per share, the closing price of our common stock on December 2, 2005 (the day on which such grant was made). Effective as of October 2, 2005, the Compensation Committee fixed Mr. Mitchell’s annual salary at $450,000, plus an on-target cash incentive compensation under which he would be eligible to receive up to 75% of his salary. The Compensation Committee approved the payment of a bonus of $48,811 to Mr. Mitchell with respect to the fourth quarter of our fiscal year 2006. In determining Mr. Mitchell’s compensation, the Compensation Committee considered, among other factors, our operating performance in fiscal years 2005 and 2006, Mr. Mitchell’s salary and stock option position, and the salaries and stock option positions for CEOs of peer companies.

     On July 6, 2006, the Compensation Committee increased Mr. Mitchell’s on-target cash incentive compensation potential to 100% of his base salary, and established financial and individual performance objectives for Mr. Mitchell’s potential bonus for fiscal year 2007 under the EIP.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     The Compensation Committee has considered the impact of Section 162(m) of the Internal Revenue Code under the Omnibus Budget Reconciliation Act of 1993, which disallows a deduction for any publicly held corporation for individual compensation exceeding $1.0 million in any taxable year for the Chief Executive Officer and the four other highly compensated executive officers, respectively, unless such compensation meets the requirements for a “performance-based” exception to Section 162(m). The Compensation Committee believes that, because the cash compensation paid to our executive officers is expected to be below $1.0 million and the stock options granted to them are expected to meet the requirements for performance-based exceptions, Section 162(m) will not affect the tax deductions available to us with respect to the compensation of our executive officers. The Compensation Committee tries, to the extent reasonable, to qualify its executive officers’ compensation for deductibility under applicable tax laws. However, we may pay non-deductible compensation to our executive officers from time to time.

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

GENE RIECHERS (Chairman)
PETER GYENES
WILLIAM A. HALTER
BILL RUSSELL

REPORT OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

     The Audit Committee is comprised of Vincent Mullarkey (Chairman), Jerry Jasinowski, Gene Riechers and Peter Gyenes. Upon advice from the Corporate Governance Committee, a majority of the full Board of Directors selects members of the Audit Committee annually. Mr. Jasinoski and Mr. Riechers served as members of the Audit Committee during all of our fiscal year ended March 31, 2006; Mr. Mullarkey joined the Audit Committee in May 2005 and has served as Chairman since that time; and Mr. Gyenes joined the Audit Committee in May 2006.

STATEMENT OF POLICY

     The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities regarding finance, accounting and related legal compliance matters. In furtherance of that purpose, the Audit Committee:

  appoints our Independent Auditors and monitors the independence, qualifications and performance of the Independent Auditors;

  reviews the quality and integrity of our financial statements and other financial information provided to stockholders, the public or the Securities Exchange Commission;

  oversees management’s conduct of our financial reporting process and systems of internal accounting, financial reporting and disclosure controls;

  assists Board of Director oversight of our compliance with related legal and regulatory requirements; and

  provides an open channel of communication among the Independent Auditors, management, our employees, counsel, our Internal Auditors and the Board of Directors.

RESPONSIBILITY — ACCOUNTING, AUDITING, AND FINANCIAL REPORTING PRACTICES OF THE COMPANY

     During the fiscal year ended March 31, 2006, the Audit Committee met 14 times, during which the Audit Committee discussed with our Chief Financial Officer, PricewaterhouseCoopers LLP, our Independent Auditors, and financial and non-financial management, the interim financial information contained in each quarterly earnings announcement and quarterly report and our annual audit, in addition to receiving periodic updates from management, the Independent Auditors and our Internal Auditor regarding compliance with the Securities Exchange Act of 1934.

RESPONSIBILITY — AUDIT PROCESS

     In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the Independent Auditors a formal written statement describing all relationships between us and the Independent Auditors that might bear on the Independent Auditors’ independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees” and discussed with the Independent Auditors any relationships that may impact their objectivity and independence. The Audit Committee has satisfied itself that such relationships and the provision of non-audit services to the Company is compatible with the Independent Auditors’ independence. The Audit Committee reviewed with each of the Independent Auditors and the Internal Auditor its audit plans, audit scope, and identification of audit risks.

INDEPENDENT AUDITORS/INTERNAL AUDIT

     The Audit Committee discussed and reviewed with the Independent Auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended by SAS 90, “Communication with Audit Committees” and, with and without management present, discussed and reviewed the results of the Independent Auditors’ examination of the financial statements. The Audit Committee also discussed the results of the internal audit examinations with the Internal Auditor.

REVIEW OF FINANCIAL STATEMENTS

     The Audit Committee reviewed and discussed our audited financial statements as of and for the fiscal year ended March 31, 2006, with management and the Independent Auditors. Management has the responsibility for the preparation of our financial statements and the Independent Auditors have the responsibility for the examination of those statements.

REVIEW OF INTERNAL CONTROL OVER FINANCIAL REPORTING

     The Audit Committee reviewed and discussed management’s assessment of our internal control over financial reporting and the Independent Auditors’ evaluation of management’s assessment of our internal control over financial reporting with management and the Independent Auditors. In addition, the Audit Committee discussed with management and the Independent Auditors any significant deficiencies identified with respect to our internal control over financial reporting, including the identified material weakness related to accounting for income taxes, assessed the steps taken by management to minimize these deficiencies and elicited recommendations for the improvement of our internal control over financial reporting.

RECOMMENDATION

     Based on the above-mentioned review and discussions with management and the Independent Auditors, the Audit Committee recommended to the Board that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2006, for filing with the SEC.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

VINCENT J. MULLARKEY, Chairman
PETER GYENES (1)
JERRY J. JASINOWSKI
GENE RIECHERS

(1)	Mr. Gyenes joined the Audit Committee in May 2006 after the conclusion of fiscal year 2006.

STOCK PRICE PERFORMANCE GRAPH

     The following graph compares the cumulative total stockholder return data for webMethods, Inc. common stock since March 31, 2001 to the cumulative return over such period of the Nasdaq Composite Index and Standard & Poor’s Information Technology and Service Index. The graph assumes that $100 was invested on March 31, 2001, in each of webMethods’ common stock, the Nasdaq Composite Index and Standard & Poor’s Information Technology and Service Index. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG WEBMETHODS INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE S & P INFORMATION TECHNOLOGY INDEX

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Jack L. Lewis, a member of our Board of Directors, is a partner in the law firm of Morrison & Foerster LLP, which served as our external legal counsel during fiscal year 2006.

OTHER INFORMATION

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. These persons are required by SEC rules to furnish us with copies of all Section 16(a) forms that they file. Based solely on our review of the copies of such forms that we received and written representations from certain reporting persons, we believe that all Section 16(a) filing requirements applicable to our directors, executive officers and 10% stockholders were complied with during fiscal year 2006.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR PRESENTATION AT THE 2007 ANNUAL MEETING OF STOCKHOLDERS

     Stockholders intending to submit proposals for consideration at our 2007 annual meeting of stockholders must submit such proposals to us no later than March13, 2007, in order for such proposals to be considered for inclusion in the proxy statement and form of proxy that our Board of Directors will distribute in connection with that meeting. Stockholder proposals should be sent to webMethods, Inc., Attention: Secretary, 3877 Fairfax Ridge Road, South Tower, Fairfax, Virginia 22030.

     Alternatively, stockholders intending to present a proposal at our 2007 annual meeting of stockholders without having it included in our proxy statement must provide written notice of such proposal to webMethods, Inc., Attention: Secretary, 3877 Fairfax Ridge Road, South Tower, Fairfax, Virginia 22030 no earlier than April 30, 2007 and no later than May 30, 2007.

     The bylaws of webMethods, Inc. specify certain requirements concerning any stockholder proposal to be made at an annual meeting of stockholders. Pursuant to our bylaws, any stockholder’s notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person as would be required to be disclosed in solicitations of proxies for the election of such nominees as directors pursuant to Regulation 14A under the Exchange Act, and such person’s written consent to serve as a director if elected; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of such business, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the stockholder records of webMethods, Inc., and of such beneficial owner, (ii) the class and number of shares of webMethods, Inc. securities that are owned beneficially and of record by such stockholder and such beneficial owner, and (iii) whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of a proposal, at least the percentage of our voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of our voting shares to elect such nominee or nominees. The chairman of the annual meeting will have the power to declare that any proposal not meeting these and any other applicable requirements that the bylaws impose shall be disregarded. Stockholders may obtain a copy of our current bylaws by written request to our Secretary.

     In addition, the form of proxy that the Board of Directors will solicit in connection with our 2007 annual meeting of stockholders will confer discretionary authority to vote on any proposal, unless our Secretary receives notice of that proposal no earlier than April 30, 2007 and no later than May 30, 2007, and the notice complies with the requirements described in the preceding paragraph.

HOUSEHOLDING OF PROXY MATERIALS

     We have furnished with this proxy statement the annual report on Form 10-K of webMethods, Inc. for the fiscal year ended March 31, 2006. Some nominees, such as brokers, financial institutions and other record holders, may be participating in the practice of “householding” proxy statements and annual reports. That means that only one copy of this proxy statement or our annual report may be sent to multiple stockholders in your household. If you want to receive separate copies of our annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your broker, financial institution and other record holder if your shares are held for you by a nominee, or you may contact us by writing to webMethods, Inc., Attention: General Counsel, 3877 Fairfax Ridge Road, South Tower, Fairfax, Virginia 22030 or by telephoning our Investor Relations Department at (703) 460-2500.

Annex A

WEBMETHODS, INC. 2006
OMNIBUS STOCK INCENTIVE PLAN

1. PURPOSE

     The webMethods, Inc. 2006 Omnibus Stock Incentive Plan is intended to promote the best interests of webMethods, Inc. and its stockholders by (i) assisting the Corporation and its Affiliates in the recruitment and retention of persons with ability and initiative, (ii) providing an incentive to such persons to contribute to the growth and success of the Corporation’s businesses by affording such persons equity participation in the Corporation and (iii) associating the interests of such persons with those of the Corporation and its affiliates and stockholders.

2. DEFINITIONS

     As used in this Plan the following definitions shall apply:

     A. “Affiliate” means (i) any Subsidiary, (ii) any Parent, (iii) any corporation, or trade or business (including, without limitation, a partnership, limited liability company or other entity) which is directly or indirectly controlled fifty percent (50%) or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Corporation or one of its Affiliates, and (iv) any other entity in which the Corporation or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Committee.

     B. “Award” means any Option or Stock Award granted hereunder.

     C. “Board” means the Board of Directors of the Corporation.

     D. “Code” means the Internal Revenue Code of 1986, and any amendments thereto.

     E. “Committee” means the Board or any Committee of the Board to which the Board has delegated any responsibility for the implementation, interpretation or administration of this Plan.

     F. “Common Stock” means the common stock, $0.01 par value, of the Corporation.

     G. “Consultant” means (i) any person performing consulting or advisory services for the Corporation or any Affiliate, or (ii) a director of an Affiliate.

     H. “Corporation” means webMethods, Inc., a Delaware corporation.

     I. “Corporation Law” means the Delaware General Corporation Law.

     J. “Deferral Period” means the period of time during which Deferred Shares are subject to deferral limitations under Section 7.D of this Plan.

     K. “Deferred Shares” means an award pursuant to Section 7.D of this Plan of the right to receive shares of Common Stock at the end of a specified Deferral Period.

     L. “Director” means a member of the Board.

     M. “Eligible Person” means an employee of the Corporation or an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan), a Director or a Consultant to the Corporation or an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan) .

     N. “Exchange Act” means the Securities Exchange Act of 1934, as amended.

     O. “Fair Market Value” means, on any given date, the current fair market value of the shares of Common Stock as determined as follows:

(i) If the Common Stock is traded on The Nasdaq National Market or The Nasdaq SmallCap Market or is listed on a national securities exchange, the closing price for the day of determination as quoted on such market or exchange which is the primary market or exchange for trading of the Common Stock or if no trading occurs on such date, the last day on which trading occurred, or such other appropriate date as determined by the Committee in its discretion, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and the low asked prices for the Common Stock for the day of determination; or

(iii) In the absence of an established market for the Common Stock, Fair Market Value shall be determined by the Committee in good faith.

     P. “Incentive Stock Option” means an Option (or portion thereof) intended to qualify for special tax treatment under Section 422 of the Code.

     Q. “Nonqualified Stock Option” means an Option (or portion thereof) which is not intended or does not for any reason qualify as an Incentive Stock Option.

     R. “Option” means any option to purchase shares of Common Stock granted under this Plan.

     S. “Parent” means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation if each of the corporations (other than the Corporation) owns stock possessing at least fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     T. “Participant” means an Eligible Person who (i) is selected by the Committee or an authorized officer of the Corporation to receive an Award and (ii) is party to an agreement setting forth the terms of the Award, as appropriate.

     U. “Performance Agreement” means an agreement described in Section 8 of this Plan.

     V. “Performance Objectives” means the performance objectives established pursuant to this Plan for Participants who have received grants of Performance Shares or, when so determined by the Committee, Stock Awards. Performance Objectives may be described in terms of Corporation-wide objectives or objectives that are related to the performance of the individual Participant or the Affiliate, subsidiary, division, department or function within the Corporation or Affiliate in which the Participant is employed or has responsibility. Any Performance Objectives applicable to Awards to the extent that such an Award is intended to qualify as “performance-based compensation” under Section 162(m) of the Code shall be limited to specified levels of or increases in the Corporation’s or a business unit’s return on equity, earnings per share, total earnings, earnings growth, return on capital, return on assets, economic value added, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, sales growth, gross margin return on investment, increase in the Fair Market Value of the shares, share price (including but not limited to growth measures and total stockholder return), net operating profit, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on investments (which equals net cash flow divided by total capital), internal rate of return, increase in net present value or expense targets. The Awards intended to qualify as “Performance Based Compensation” under Section 162(m) of the Code shall be preestablished in accordance with applicable regulations under Section 162(m) of the Code and the determination of attainment of such goals shall be made by the Committee. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Corporation (including an event described in Section 9), or the manner in which it conducts is business, or other events or circumstances render the Performance Objectives unsuitable, the Committee may modify such Performance Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable; provided, however, that no such modification shall be made to an Award intended to qualify as performance-based compensation under Section 162(m) of the Code unless the Committee determines that such modification will not result in loss of such qualification or the Committee determines that loss of such qualification is in the best interests of the Corporation.

     W. “Performance Period” means a period of time established under Section 8 of this Plan within which the Performance Objectives relating to a Performance Share or Stock Award are to be achieved.

     X. “Performance Share” means a bookkeeping entry that records the equivalent of one share of Common Stock awarded pursuant to Section 8 of this Plan.

     Y. “Plan” means this webMethods, Inc. 2006 Omnibus Stock Incentive Plan.

     Z. “Repricing” means, other than in connection with an event described in Section 9 of this Plan, (i) lowering the exercise price of an Option or Stock Appreciation Right after it has been granted or (ii) canceling an Option or Stock Appreciation Right at a time when the exercise price exceeds the then Fair Market Value of the Common Stock in exchange for another Option or Stock Award.

     AA. “Restricted Stock Award” means an award of Common Stock under Section 7.B.

     BB. “Securities Act” means the Securities Act of 1933, as amended.

     CC. “Stock Award” means a Stock Bonus Award, Restricted Stock Award, Stock Appreciation Right, Deferred Shares or Performance Shares.

     DD. “Stock Bonus Award” means an award of Common Stock under Section 7.A.

     EE. “Stock Appreciation Right” means an award of a right of the Participant under Section 7.C to receive a payment in cash or shares of Common Stock (or a combination thereof) based on the increase in Fair Market Value of the shares of Common Stock covered by the award between the date of grant of such award and the Fair Market Value of the Common Stock on the date of exercise of such Stock Appreciation Right.

     FF. “Stock Award Agreement” means an agreement (written or electronic) between the Corporation and a Participant setting forth the specific terms and conditions of a Stock Award granted to the Participant under Section 7. Each Stock Award Agreement shall be subject to the terms and conditions of this Plan and shall include such terms and conditions as the Committee shall authorize.

     GG. “Stock Option Agreement” means an agreement (written or electronic) between the Corporation and a Participant setting forth the specific terms and conditions of an Option granted to the Participant. Each Stock Option Agreement shall be subject to the terms and conditions of this Plan and shall include such terms and conditions as the Committee shall authorize.

     HH. “Subsidiary” means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing at least fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     II. “Ten Percent Owner” means any Eligible Person owning at the time an Option is granted more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of a Parent or Subsidiary. An individual shall, in accordance with Section 424(d) of the Code, be considered to own any voting stock owned (directly or indirectly) by or for such Eligible Person’s brothers, sisters, spouse, ancestors and lineal descendants and any voting stock owned (directly or indirectly) by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its stockholders, partners or beneficiaries.

3. ADMINISTRATION

     A. Delegation to Board Committee. The Board shall be the sole Committee of this Plan unless the Board delegates all or any portion of its authority to administer this Plan to a Committee. To the extent not prohibited by the charter or bylaws of the Corporation, the Board may delegate all or a portion of its authority to administer this Plan to a Committee of the Board appointed by the Board and constituted in compliance with the applicable Corporation Law. The Committee shall consist solely of two (2) or more Directors who are (i) Non-Employee Directors (within the meaning of Rule 16b-3 under the Exchange Act) for purposes of exercising administrative authority with respect to Awards granted to Eligible Persons who are subject to Section 16 of the Exchange Act; (ii) to the extent required by the rules of the market on which the Corporation’s shares are traded or the exchange on which the Corporation’ shares are listed, “independent” within the meaning of such rules; and (iii) at such times as an Award under this Plan by the Corporation is subject to Section 162(m) of the Code (to the extent relief from the limitation of Section 162(m) of the Code is sought with respect to Awards and administration of the Awards by a committee of “outside directors” is required to receive such relief) “outside directors” within the meaning of Section 162(m) of the Code.

     B. Delegation to Officers. The Committee may delegate to one or more officers of the Corporation the authority to grant and administer Stock Awards to Eligible Persons who are not Directors or executive officers of the Corporation; provided that the Committee shall have fixed the total number of shares of Common Stock that may be subject to such Stock Awards. No officer holding such a delegation is authorized to grant Stock Awards to himself or herself. In addition to the Committee, the officer or officers to whom the Committee has delegated the authority to grant and administer Stock Awards shall have all powers delegated to the Committee with respect to such Stock Awards. Such delegation shall be subject to the limitations of Section 157(c) (or any successor provision) of the Corporation Law.

     C. Powers of the Committee. Subject to the provisions of this Plan, and in the case of a Committee appointed by the Board, the specific duties delegated to such Committee, the Committee (and the officers to whom the Committee has delegated such authority) shall have the authority:

(i) To construe and interpret all provisions of this Plan and all Stock Option Agreements, Stock Award Agreements and Performance Agreements under this Plan.

(ii) To determine the Fair Market Value of Common Stock.

(iii) To select the Eligible Persons to whom Awards, are granted from time to time hereunder.

(iv) To determine the number of shares of Common Stock covered by an Award; determine whether an Option shall be an Incentive Stock Option or Nonqualified Stock Option; and determine such other terms and conditions, not inconsistent with the terms of this Plan, of each such Award. Such terms and conditions include, but are not limited to, the exercise price of an Option, purchase price of Common Stock subject to a Stock Award, the time or times when Options or Stock Awards may be exercised or Common Stock issued thereunder, the right of the Corporation to repurchase Common Stock issued pursuant to the exercise of an Option or a Stock Award and other restrictions or limitations (in addition to those contained in this Plan) on the forfeitability or transferability of Options, Stock Awards or Common Stock issued upon exercise of an Option or pursuant to an Award. Such terms may include conditions which shall be determined by the Committee and need not be uniform with respect to Participants.

(v) To accelerate the time at which any Option or Stock Award may be exercised, or the time at which a Stock Award or Common Stock issued under this Plan may become transferable or nonforfeitable.

(vi) To determine whether and under what circumstances an Option may be settled in cash, shares of Common Stock or other property under Section 6.H instead of Common Stock.

(vii) To waive, amend, cancel, extend, renew, accept the surrender of, modify or accelerate the vesting of or lapse of restrictions on all or any portion of an outstanding Award. Except as otherwise provided by this Plan, the Stock Option Agreement, Stock Award Agreement or Performance Agreement or as required to comply with applicable law, regulation or rule, no amendment, cancellation or modification shall, without a Participant’s consent, adversely affect any rights of the Participant; provided, however, that (x) an amendment or modification that may cause an Incentive Stock Option to become a Nonqualified Stock Option shall not be treated as adversely affecting the rights of the Participant and (y) any other amendment or modification of any Stock Option Agreement, Stock Award Agreement or Performance Agreement that does not, in the opinion of the Committee, adversely affect any rights of any Participant, shall not require such Participant’s consent. Notwithstanding the foregoing, the restrictions on the Repricing of Options and Stock Appreciation Rights, as set forth in this Plan, may not be waived.

(viii) To prescribe the form of Stock Option Agreements, and Stock Award Agreements and Performance Agreements; to adopt policies and procedures for the exercise of Options or Stock Awards, including the satisfaction of withholding obligations; to adopt, amend, and rescind policies and procedures pertaining to the administration of this Plan; and to make all other determinations necessary or advisable for the administration of this Plan.

The express grant in this Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee; provided that a Committee of the Board may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Committee or in connection with the administration of this Plan shall be final, conclusive and binding on all persons having an interest in this Plan.

4. ELIGIBILITY

     A. Eligibility for Awards. Awards, other than Incentive Stock Options, may be granted to any Eligible Person selected by the Committee. Incentive Stock Options may be granted only to employees of the Corporation or a Parent or Subsidiary.

     B. Eligibility of Consultants. A Consultant shall be an Eligible Person only if the offer or sale of the Corporation’s securities would be eligible for registration on Form S-8 Registration Statement because of the identity and nature of the service provided by such person, unless the Corporation determines that an offer or sale of the Corporation’s securities to such person will satisfy another exemption from the registration under the Securities Act and complies with the securities laws of all other jurisdictions applicable to such offer or sale.

     C. Substitution Awards. The Committee may make Awards and may grant Options under this Plan by assumption, in substitution or replacement of performance shares, phantom shares, stock awards, stock options, stock appreciation rights or similar awards granted by another entity (including an Affiliate) in connection with a merger, consolidation, acquisition of property or stock or similar transaction. Notwithstanding any provision of this Plan (other than the maximum number of shares of Common Stock that may be issued under this Plan), the terms of such assumed, substituted, or replaced Awards shall be as the Committee, in its discretion, determines is appropriate.

5. COMMON STOCK SUBJECT TO PLAN

     A. Share Reserve and Limitations on Grants. Subject to adjustment as provided in Section 9, the maximum aggregate number of shares of Common Stock that may be (i) issued under this Plan pursuant to the exercise of Options, (ii) issued pursuant to Stock Awards, (iii) covered by Stock Appreciation Rights (without regard to whether payment on exercise of the Stock Appreciation Right is made in cash or shares of Common Stock) and (iv) covered by Performance Shares is 8,500,000, plus the number of shares of Common Stock, if any, which (x) are subject to outstanding stock options under the Corporation’s Amended and Restated Stock Option Plan as of the date of the approval of this Plan by stockholders of the Corporation and (y) are not issued and will not be issued under such Amended and Restated Stock Option Plan because such stock options expire, become unexercisable or terminate unexercised for any reason whatsoever, in whole or in part, after the date of approval of this Plan by the stockholders of the Corporation; provided that, such increase shall not exceed 18,000,000 additional shares of Common Stock. The number of such additional shares of Common Stock and the maximum number of additional shares of Common Stock shall be subject to adjustment as provided in Section 9. Such additional shares of Common Stock shall become available for future grant under the Plan as of the dates on which such stock options under the Amended and Restated Stock Option Plan expire, become unexercisable or terminate unexercised. Subject to adjustment as provided in Section 9, and notwithstanding any provision hereto to the contrary, the maximum aggregate number of shares of Common Stock that may be issued pursuant to Stock Bonus Awards, Deferred Shares, Performance Shares and Restricted Stock Awards is 4,000,000. No Participant may be granted Awards representing more than 850,000 shares in any one calendar year. This limitation shall be applied as of any date by taking into account the number of shares available to be made the subject of new Awards as of such date, plus the number of shares previously issued under this Plan and the number of share subject to outstanding Awards as of such date. For purposes of determining the number of shares of Common Stock available under this Plan, shares of Common Stock withheld by the Corporation to satisfy applicable tax withholding obligations pursuant to Section 10 of this Plan shall be deemed issued under this Plan.

     B. Reversion of Shares. If an Option or Stock Award is terminated, expires or becomes unexercisable, in whole or in part, for any reason, the unissued or unpurchased shares of Common Stock (or shares subject to an unexercised Stock Appreciation Right) which were subject thereto shall become available for future grant under this Plan. Shares of Common Stock that have been actually issued under this Plan shall not be returned to the share reserve for future grants under this Plan; except that shares of Common Stock issued pursuant to a Stock Award which are forfeited to the Corporation or repurchased by the Corporation at the original purchase price of such shares, shall be returned to the share reserve for future grant under this Plan. For avoidance of doubt, this Section 5.B shall not apply to any per Participant limit set forth in Section 5.A.

     C. Source of Shares. Common Stock issued under this Plan may be shares of authorized and unissued Common Stock or shares of previously issued Common Stock that have been reacquired by the Corporation.

6. OPTIONS

     A. Award. In accordance with the provisions of Section 4, the Committee will designate each Eligible Person to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such Option. The Stock Option Agreement shall specify whether the Option is an Incentive Stock Option or Nonqualified Stock Option, the vesting schedule applicable to such Option and any other terms of such Option. No Option that is intended to be an Incentive Stock Option shall be invalid for failure to qualify as an Incentive Stock Option.

     B. Option Price. The exercise price per share for Common Stock subject to an Option shall be determined by the Committee, but shall comply with the following:

(i) The exercise price per share for Common Stock subject to an Option shall not be less than one hundred percent (100%) of the Fair Market Value on the date of grant.

(ii) The exercise price per share for Common Stock subject to an Incentive Stock Option granted to a Participant who is deemed to be a Ten Percent Owner on the date such option is granted, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date of grant.

     C. Maximum Option Period. The maximum period during which an Option may be exercised shall be seven (7) years from the date such Option was granted. In the case of an Incentive Stock Option that is granted to a Participant who is or is deemed to be a Ten Percent Owner on the date of grant, such Option shall not be exercisable after the expiration of five (5) years from the date of grant.

     D. Maximum Value of Options which are Incentive Stock Options. To the extent that the aggregate Fair Market Value of the Common Stock with respect to which Incentive Stock Options granted to any person are exercisable for the first time during any calendar year (under all stock option plans of the Corporation or any Parent or Subsidiary) exceeds $100,000 (or such other amount provided in Section 422 of the Code), the Options are not Incentive Stock Options. For purposes of this section, the Fair Market Value of the Common Stock will be determined as of the time the Incentive Stock Option with respect to the Common Stock is granted. This section will be applied by taking Incentive Stock Options into account in the order in which they are granted.

     E. Nontransferability. Options granted under this Plan which are intended to be Incentive Stock Options shall be nontransferable except by will or by the laws of descent and distribution and during the lifetime of the Participant shall be exercisable by only the Participant to whom the Incentive Stock Option is granted. Except to the extent transferability of a Nonqualified Stock Option is provided for in the Stock Option Agreement or is approved by the Committee, during the lifetime of the Participant to whom the Nonqualified Stock Option is granted, such Option may be exercised only by the Participant. If the Stock Option Agreement so provides or the Committee so approves, a Nonqualified Stock Option may be transferred by a Participant through a gift or domestic relations order to the Participant’s family members to the extent in compliance with applicable securities laws and regulations and provided that such transfer is not a transfer for value (within the meaning of applicable securities laws and regulations). The holder of a Nonqualified Stock Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

     F. Vesting. Options will vest as provided in the Stock Option Agreement.

     G. Exercise. Subject to the provisions of this Plan and the applicable Stock Option Agreement, an Option may be exercised to the extent vested in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Stock Option Agreement with respect to the remaining shares subject to the Option. An Option may not be exercised with respect to fractional shares of Common Stock.

     H. Payment. Unless otherwise provided by the Stock Option Agreement, payment of the exercise price for an Option shall be made in cash or a cash equivalent acceptable to the Committee or if the Common Stock is traded on an established securities market, by payment of the exercise price by a broker-dealer or by the Option holder with cash advanced by the broker-dealer if the exercise notice is accompanied by the Option holder’s written irrevocable instructions to deliver the Common Stock acquired upon exercise of the Option to the broker-dealer or by delivery of the Common Stock to the broker-dealer with an irrevocable commitment by the broker-dealer to forward the exercise price to the Corporation. With the consent of the Committee, payment of all or a part of the exercise price of an Option may also be made (i) by surrender to the Corporation (or delivery to the Corporation of a properly executed form of attestation of ownership) of shares of Common Stock that have been held for such period prior to the date of exercise as is necessary to avoid adverse accounting treatment to the Corporation, or (ii) any other method acceptable to the Committee. If Common Stock is used to pay all or part of the exercise price, the sum of the cash or cash equivalent and the Fair Market Value (determined as of the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised.

     I. Stockholder Rights. No Participant shall have any rights as a stockholder with respect to shares subject to an Option until the date of exercise of such Option and the certificate for shares of Common Stock to be received on exercise of such Option has been issued by the Corporation.

     J. Disposition and Stock Certificate Legends for Incentive Stock Option Shares. A Participant shall notify the Corporation of any sale or other disposition of Common Stock acquired pursuant to an Incentive Stock Option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of the Common Stock to the Participant. Such notice shall be in writing and directed to the Chief Financial Officer of the Corporation. The Corporation may require that certificates evidencing shares of Common Stock purchased upon the exercise of Incentive Stock Option issued under this Plan be endorsed with a legend in substantially the following form:

The shares evidenced by this certificate may not be sold or transferred prior to ________, 20__, in the absence of a written statement from the Corporation to the effect that the Corporation is aware of the facts of such sale or transfer.

     The blank contained in this legend shall be filled in with the date that is the later of (i) one year and one day after the date of the exercise of such Incentive Stock Option or (ii) two years and one day after the grant of such Incentive Stock Option.

     K. No Repricing. In no event shall the Committee permit a Repricing of any Option without the approval of the stockholders of the Corporation.

7. STOCK AWARDS

     A. Stock Bonus Awards. Each Stock Award Agreement for a Stock Bonus Award shall be in such form and shall contain such terms and conditions (including provisions relating to consideration, vesting, reacquisition of shares following termination, and transferability of shares) as the Committee shall deem appropriate. The terms and conditions of Stock Award Agreements for Stock Bonus Awards may change from time to time, and the terms and conditions of separate Stock Bonus Awards need not be identical.

     B. Restricted Stock Awards. Each Stock Award Agreement for a Restricted Stock Award shall be in such form and shall contain such terms and conditions (including provisions relating to purchase price, consideration, vesting, reacquisition of shares following termination, and transferability of shares) as the Committee shall deem appropriate. The terms and conditions of the Stock Award Agreements for Restricted Stock Awards may change from time to time, and the terms and conditions of separate Restricted Stock Awards need not be identical. Vesting of any grant of Restricted Stock Awards may be further conditioned upon the attainment of Performance Objectives established by the Committee in accordance with the applicable provisions of Section 8 of this Plan regarding Performance Shares.

     C. Stock Appreciation Rights. Each Stock Award Agreement for Stock Appreciation Rights shall be in such form and shall contain such terms and conditions (including provisions relating to vesting, reacquisition of shares following termination, and transferability of shares) as the Committee shall deem appropriate. The terms and conditions of Stock Appreciation Rights may change from time to time, and the terms and conditions of separate Stock Appreciation Rights need not be identical. No Stock Appreciation Right shall be exercisable after the expiration of seven (7) years from the date such Stock Appreciation Right is granted. The base price per share for each share of Common Stock covered by an Award of Stock Appreciation Rights shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of grant. In no event shall the Committee permit a Repricing of any Stock Appreciation Right without the approval of the stockholders of the Corporation.

     D. Deferred Shares. The Committee may authorize grants of Deferred Shares to Participants upon such terms and conditions as the Committee may determine in accordance with the following provisions:

(i) Each grant shall constitute the agreement by the Corporation to issue or transfer shares of Common Stock to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify.

(ii) Each grant may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Value on the date of grant.

(iii) Each grant shall provide that the Deferred Shares covered thereby shall be subject to a Deferral Period, which shall be fixed by the Committee on the date of grant, and any grant or sale may provide for the earlier termination of such period in the event of a change in control of the Corporation or other similar transaction or event.

(iv) During the Deferral Period, the Participant shall not have any right to transfer any rights under the subject Award, shall not have any rights of ownership in the Deferred Shares and shall not have any right to vote such shares, but the Committee may on or after the date of grant, authorize the payment of dividend or other distribution equivalents on such shares in cash or additional shares on a current, deferred or contingent basis.

(v) Any grant of the vesting thereof may be further conditioned upon the attainment of Performance Objectives established by the Committee in accordance with the applicable provisions of Section 8 of this Plan regarding Performance Shares.

(vi) Each grant shall be evidenced by an agreement delivered to and accepted by the Participant and containing such terms and provisions as the Committee may determine consistent with this Plan.

8. PERFORMANCE SHARES

     A. The Committee may authorize grants of Performance Shares, which shall become payable to the Participant upon the achievement of specified Performance Objectives, upon such terms and conditions as the Committee may determine in accordance with the following provisions:

(i) Each grant shall specify the number of Performance Shares to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors.

(ii) The Performance Period with respect to each Performance Share shall commence on the date established by the Committee and may be subject to earlier termination in the event of a change in control of the Corporation or similar transaction or event.

(iii) Each grant shall specify the Performance Objectives that are to be achieved by the Participant.

(iv) Each grant may specify in respect of the specified Performance Objectives a minimum acceptable level of achievement below which no payment will be made and may set forth a formula for determining the amount of any payment to be made if performance is at or above such minimum acceptable level but falls short of the maximum achievement of the specified Performance Objectives.

(v) Each grant shall specify the time and manner of payment of Performance Shares that shall have been earned, and any grant may specify that any such amount may be paid by the Corporation in cash, shares of Common Stock or any combination thereof and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives.

(vi) Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Committee on the date of grant.

(vii) Any grant of Performance Shares may provide for the payment to the Participant of dividend or other distribution equivalents thereon in cash or additional shares of Common Stock on a current, deferred or contingent basis.

(viii) If provided in the terms of the grant and subject to the requirements of Section 162(m) of the Code (in the case of Awards intended to qualify for exception therefrom), the Committee may adjust Performance Objectives and the related minimum acceptable level of achievement if, in the sole judgment of the Committee, events or transactions have occurred after the date of grant that are unrelated to the performance of the Participant and result in distortion of the Performance Objectives or the related minimum acceptable level of achievement.

(ix) Each grant shall be evidenced by an agreement that shall be delivered to and accepted by the Participant, which shall state that the Performance Shares are subject to all of the terms and conditions of this Plan and such other terms and provisions as the Committee may determine consistent with this Plan.

9. CHANGES IN CAPITAL STRUCTURE

     A. No Limitations of Rights. The existence of outstanding Awards shall not affect in any way the right or power of the Corporation or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation’s capital structure or its business, or any merger or consolidation of the Corporation, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     B. Changes in Capitalization. If the Corporation shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving consideration therefore in money, services or property, then (i) the number, class, and per share price of shares of Common Stock subject to outstanding Options and other Awards hereunder and (ii) the number and class of shares then reserved for issuance under this Plan (including the increase in shares attributable to the Corporation’s Amended and Restated Stock Option Plan as provided in Section 5.A) and the maximum number of shares for which Awards may be granted to a Participant during a specified time period shall be appropriately and proportionately adjusted. The conversion of convertible securities of the Corporation shall not be treated as effected “without receiving consideration.” The Committee shall make such adjustments, and its determinations shall be final, binding and conclusive.

     C. Merger, Consolidation or Asset Sale. If the Corporation is merged or consolidated with another entity or sells or otherwise disposes of substantially all of its assets to another company while Options or Stock Awards remain outstanding under this Plan, unless provisions are made in connection with such transaction for the continuance of this Plan and/or the assumption or substitution of such Options or Stock Awards with new options or stock awards covering the stock of the successor company, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, then all outstanding Options and Stock Awards which have not been continued, assumed or for which a substituted award has not been granted shall, whether or not vested or then exercisable, unless otherwise specified in the Stock Option Agreement or Stock Award Agreement, terminate immediately as of the effective date of any such merger, consolidation or sale.

     D. Limitation on Adjustment. Except as previously expressly provided, neither the issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, nor the increase or decrease of the number of authorized shares of stock, nor the addition or deletion of classes of stock, shall affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Common Stock then subject to outstanding Options or Stock Awards.

10. WITHHOLDING OF TAXES

     The Corporation or an Affiliate shall have the right, before any certificate for any Common Stock is delivered, to deduct or withhold from any payment owed to a Participant any amount that is necessary in order to satisfy any withholding requirement that the Corporation or Affiliate in good faith believes is imposed upon it in connection with Federal, state, or local taxes, including transfer taxes, as a result of the issuance of, or lapse of restrictions on, such Common Stock, or otherwise require such Participant to make provision for payment of any such withholding amount. Subject to such conditions as may be established by the Committee, the Committee may permit a Participant to (i) have Common Stock otherwise issuable under an Option or Stock Award withheld to the extent necessary to comply with minimum statutory withholding rate requirements, (ii) tender back to the Corporation shares of Common Stock received pursuant to an Option or Stock Award to the extent necessary to comply with minimum statutory withholding rate requirements for supplemental income, (iii) deliver to the Corporation previously acquired Common Stock, (iv) have funds withheld from payments of wages, salary or other cash compensation due the Participant, or (v) pay the Corporation or its Affiliate in cash, in order to satisfy part or all of the obligations for any taxes required to be withheld or otherwise deducted and paid by the Corporation or its Affiliate with respect to the Option or Stock Award.

11. COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

     A. General Requirements. No Option or Stock Award shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Corporation is a party, and the rules of all domestic stock exchanges or quotation systems on which the Corporation’s shares may be listed. The Corporation shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock when a Stock Award is granted or for which an Option or Stock Award is exercised may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Option or Stock Award shall be exercisable, no Stock Award shall be granted, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Corporation has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

     B. Participant Representations. The Committee may require that a Participant, as a condition to receipt or exercise of a particular award, execute and deliver to the Corporation a written statement, in form satisfactory to the Committee, in which the Participant represents and warrants that the shares are being acquired for such person’s own account, for investment only and not with a view to the resale or distribution thereof. The Participant shall, at the request of the Committee, be required to represent and warrant in writing that any subsequent resale or distribution of shares of Common Stock by the Participant shall be made only pursuant to either (i) a registration statement on an appropriate form under the Securities Act of 1933, which registration statement has become effective and is current with regard to the shares being sold, or (ii) a specific exemption from the registration requirements of the Securities Act of 1933, but in claiming such exemption the Participant shall, prior to any offer of sale or sale of such shares, obtain a prior favorable written opinion of counsel, in form and substance satisfactory to counsel for the Corporation, as to the application of such exemption thereto.

12. GENERAL PROVISIONS

     A. Effect on Employment and Service. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall (i) confer upon any individual any right to continue in the employ or service of the Corporation or an Affiliate, (ii) in any way affect any right and power of the Corporation or an Affiliate to change an individual’s duties or terminate the employment or service of any individual at any time with or without assigning a reason therefor or (iii) except to the extent the Committee grants an Option or Stock Award to such individual, confer on any individual the right to participate in the benefits of this Plan.

     B. Use of Proceeds. The proceeds received by the Corporation from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.

     C. Unfunded Plan. This Plan, insofar as it provides for grants, shall be unfunded, and the Corporation shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Corporation to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Corporation shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Corporation.

     D. Rules of Construction. Headings are given to the Sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

     E. Choice of Law. This Plan and all Stock Option Agreements and Stock Award Agreements entered into under this Plan shall be interpreted under the Corporation Law excluding (to the greatest extent permissible by law) any rule of law that would cause the application of the laws of any jurisdiction other than the Corporation Law.

     F. Fractional Shares. The Corporation shall not be required to issue fractional shares pursuant to this Plan. The Committee may provide for elimination of fractional shares or the settlement of such fraction shares in cash.

     G. Foreign Employees. In order to facilitate the making of any grant or combination of grants under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals, or who are employed by the Corporation or any Affiliate outside of the United States, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan, as then in effect, unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Corporation.

13. AMENDMENT AND TERMINATION

     The Board may amend or terminate this Plan from time to time; provided, however, stockholder approval shall be required for any amendment that (i) increases the aggregate number of shares of Common Stock that may be issued under this Plan, except as contemplated by Section 5.A or Section 9.B; (ii) changes the class of employees eligible to receive Incentive Stock Options; (iii) modifies the restrictions on Repricings set forth in this Plan; or (iv) is required by the terms of any applicable law, regulation or rule, including the rules of any market on which the Corporation shares are traded or exchange on which the Corporation shares are listed. Except as specifically permitted by this Plan, Stock Option Agreement or Stock Award Agreement or as required to comply with applicable law, regulation or rule, no amendment shall, without a Participant’s consent, adversely affect any rights of such Participant under any Option or Stock Award outstanding at the time such amendment is made; provided, however, that an amendment that may cause an Incentive Stock Option to become a Nonqualified Stock Option shall not be treated as adversely affecting the rights of the Participant. Any amendment requiring stockholder approval shall be approved by the stockholders of the Corporation within twelve (12) months of the date such amendment is adopted by the Board.

14. EFFECTIVE DATE OF PLAN; DURATION OF PLAN

     A. This Plan shall be effective upon adoption by the Board, subject to approval within twelve (12) months by the stockholders of the Corporation. In the event that the stockholders of the Corporation shall not approve this Plan within such twelve (12) month period, this Plan shall terminate. Unless and until the Plan has been approved by the stockholders of the Corporation, no Option or Stock Award may be exercised, and no shares of Common Stock may be issued under the Plan. In the event that the stockholders of the Corporation shall not approve the Plan within such twelve (12) month period, the Plan and any previously granted Options or Stock Awards shall terminate.

     B. Unless previously terminated, this Plan will terminate ten (10) years after the earlier of (i) the date this Plan is adopted by the Board, or (ii) the date this Plan is approved by the stockholders, except that Awards that are granted under this Plan prior to its termination will continue to be administered under the terms of this Plan until the Awards terminate or are exercised.

     IN WITNESS WHEREOF, the Corporation has caused this Plan to be executed by a duly authorized officer as of the date of adoption of this Plan by the Board of Directors.

WEBMETHODS, INC.

BY:	/S/ DAVID MITCHELL
DAVID MITCHELL, President and CEO
Date: July 6, 2006

Annex B

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS OF WEBMETHODS, INC.

I. PURPOSE

     The Audit Committee (the “Committee”) is appointed by the Board of Directors of webMethods, Inc. (the “Corporation”). The primary function of the Committee is to assist the Board of Directors in fulfilling its oversight responsibilities regarding finance, accounting and related legal compliance matters. In furtherance of that purpose, the Committee shall:

  appoint Independent Accountants (as defined below) for the Corporation and monitor the independence, qualifications and performance of the Independent Accountants;

  review the quality and integrity of the Corporation’s financial statements and other financial information provided by the Corporation to its stockholders, the public or the SEC;

  oversee management’s conduct of the Corporation’s financial reporting process and systems of internal accounting, financial and disclosure controls;

  assist Board of Director oversight of the Corporation’s compliance with related legal and regulatory requirements; and

  provide an open channel of communication among the Independent Accountants, management and employees of the Corporation and its subsidiaries, counsel, any internal audit group and the Board of Directors.

Section IV of this Charter sets forth the primary duties and responsibilities of the Committee. The Committee may, in its discretion, also review reports from management on other finance, legal or administrative issues as the Committee deems appropriate or necessary.

     While acting within the scope of its responsibilities, the Committee shall have all of the authority of the Board of Directors. The Committee shall have the power to conduct or authorize investigations into any matters within the Committee’s scope of responsibilities. The Committee shall have unrestricted access to member of management, other employees of the Corporation and its subsidiaries and the Independent Accountants as necessary to carry out its responsibilities. The Committee shall also have unrestricted access to all information relevant to the carrying out of its responsibilities. The Committee shall have the power to retain, at the expense of the Corporation, independent legal, accounting or other advisers appropriate or necessary, in the discretion of the Committee, to carry out its responsibilities, and shall have the authority to approve the fees payable to such advisers and any other terms of retention.

II. COMPOSITION

     The Committee shall be composed of three or more members as determined by the Board of Directors from time to time. No person who is not an Independent Director (as defined below) shall be eligible to serve on the Committee, and no member of the Committee shall accept any consulting, advisory or other compensatory fee from the Corporation other than in connection with serving on the Committee or as a member of the Board of Directors. All members of the Committee shall have a practical knowledge of finance and accounting and shall be able to read and understand fundamental financial statements, including the Corporation’s balance sheet, income statement and statement of cash flows, and at least one member of the Committee shall be an “audit committee financial expert,” as defined by the SEC.

     No member of the Committee shall simultaneously serve on the audit committee of more than three public companies, including the Corporation, unless the Board of Directors has made a determination that such simultaneous service would not impair the ability of such member to effectively serve on the Committee.

     The members of the Committee shall be elected by the Board at the annual meeting of the Board and shall serve until their successors shall be duly elected and qualified or their earlier resignation, removal, or termination of service as a director. Unless a Chairman of the Committee is elected by the full Board of Directors, the members of the Committee may (but shall not be required to) designate a Chairman by majority vote of the full Committee membership.

III. MEETINGS

     The Committee shall meet at least four times annually, and more frequently as circumstances dictate, and shall fix its own rules of procedure. The Committee may act by written consent in lieu of meeting, except as set forth below. As part of its duty to foster open communication, the Committee shall meet periodically with management, the head of any internal auditing group and the Corporation’s independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believes should be discussed privately. In addition, the Committee shall meet with the independent accountants and management quarterly to review the Corporation’s financial statements consistent with the provisions of this Charter.

IV. DUTIES AND RESPONSIBILITIES

     The Committee’s principal responsibility is one of oversight. Management of the Corporation is responsible for preparing the Corporation’s financial statements, and the Independent Accountants are responsible for auditing and/or reviewing the Corporation’s financial statements. In carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Corporation’s financial statements or any professional certification as to the work of the Independent Accountants. The Committee’s specific responsibilities are as follows:

     A. Review Documents and the Corporation’s Periodic Reports

1.	The Committee shall review this Charter from time to time, but not less frequently than annually, as conditions dictate, and shall update this Charter as appropriate or necessary.

2.	The Committee shall review and discuss with the Independent Accountants and management the Corporation’s audited consolidated financial statements that are to be included in the Corporation’s annual report on Form 10-K and the Independent Accountants’ opinion with respect to such financial statements, including reviewing the nature and extent of any significant changes in accounting principles or the application of such accounting principles.

3.	The Committee shall review and discuss with the Independent Accountants and management, and require the Independent Accountants to review, the Corporation’s interim consolidated financial statements to be included in the Corporation’s quarterly reports on Form 10-Q.

4.	The Committee shall review and discuss the Corporation’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in any annual or quarterly report or other report or filing filed by the Corporation with the SEC.

5.	The Committee shall review with management the financial information to be disclosed in the Corporation’s earnings press releases, as well as additional financial information that management may provide in accordance with Regulation F-D. Such review may be general in nature and need not take place in advance of each earnings release or release of financial information, and a single member of the Committee may represent the entire Committee for purposes of this review.

     B. Independent Accountants

1.	The Independent Accountants are ultimately accountable to the Committee, which shall select and appoint (subject to ratification by the stockholders of the Corporation, if applicable) and replace, when appropriate, the Independent Accountants.

2.	The Committee shall pre-approve all audit and non-audit services which may legally be provided by the Independent Accountants, including the fees or compensation and other terms of engagement in accordance with Section 10A of the Exchange Act and the rules and regulations of the SEC. The Committee may designate to one or more members of the Committee the authority to grant such pre-approvals.

3.	The Committee shall review, at least annually, the independence, qualifications and performance of the Independent Accountants and the performance of the lead audit partner. In conducting such review and evaluation, the Committee shall, at least annually, obtain and review:
  information regarding any material issues raised by the most recent internal quality control review or regulatory or peer review of the Internal Accountants or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting on or more independent audits carried out by the Independent Accountants, and any steps taken to deal with any such issues, and a written statement from the Independent Accountants delineating all relationships between the Independent Accountants and the Corporation, consistent with the Independence Standards Board, Standard No. 1, regarding relationships and services that may impact the objectivity and independence of the Independent Accountants, and other applicable standards.

  a summary of services provided by the Independent Accountants to the Corporation and the related fees. The Committee shall discuss with the Independent Accountants any disclosed relationships or services that may impact the objectivity and independence of the Independent Accountants, and shall evaluate the performance of the Independent Accountants.
4.	The Committee shall (a) confer with the Independent Accountants concerning the scope of their examinations of the books and records of the Corporation and its subsidiaries, (b) review the scope, plan of work and procedures recommended by the Independent Accountants to be used by them for each audit of the consolidated financial statements of the Corporation, (c) review the results of each audit and interim financial review of the consolidated financial statements of the Corporation (including the Independent Accountants’ audit of the consolidated financial statements of the Corporation and accompanying footnotes), any significant changes required in the Independent Accountants’ audit plan or scope of such audit, any restrictions on the scope of the Independent Accountants’ activities or on their access to requested information, any material differences or disputes with management encountered during the course of the audit or review, any accounting adjustments that were noted or proposed by the Independent Accountants, but were passed (as immaterial or otherwise), any matters that were referred to the Independent Accountants’ national office relating to accounting policies and/or financial statement disclosure within the Corporation’s financial statements and, to the extent deemed appropriate, determine whether to request an opportunity to address such issues directly with a representative of such national office, any material management letter comments and management’s responses to recommendations made by the Independent Accountants in connection with the audit, any matters required to be discussed by Statement on Auditing Standards No. 61, as amended [Communications with Audit Committees] relating to the conduct of the audit) and any comments or recommendations of the Independent Accountants and (d) obtain from the Independent Accountants assurance that they have no conflict of interest with the Corporation under Section 10A(l) of the Securities Exchange Act of 1934, as amended.

5.	The Committee shall establish written hiring policies for current and former employees of the Independent Accountants, and shall monitor management’s compliance with such policies.

6.	The Committee shall consider, at least annually, whether, in order to assure continuing auditor independence, there should be regular rotation of the lead audit partner or the Independent Accountants.

7.	The Committee shall review the Independent Accountants’ ability to attest to and report on management’s assertion on its assessment of the effectiveness of the Corporation’s internal control structure and its financial reporting procedures in its Form 10-K, when applicable.

     C. Financial Reporting Processes

1.	The Committee shall review and discuss (a) the existence of significant estimates and judgments underlying the consolidated financial statements of the Corporation, including the rationale behind those estimates as well as the details on material accruals and reserves and the Corporation’s accounting principles, (b) all critical accounting policies identified to the Committee by management or the Independent Accountants, (c) significant changes to the Corporation’s accounting principles and practices and (d) material questions of choice with respect to the appropriate accounting principles and practices to be used in the preparation of the Corporation’s consolidated financial statements.

2.	Review earnings releases and earnings guidance issued by the Corporation for the purpose of ensuring that such press releases and guidance properly disclose financial information presented in accordance with generally accepted accounting principles (“GAAP”) and, to the extent pro forma or non-GAAP information is included, adequately disclose how such pro forma or non-GAAP information differs from the comparable GAAP information and that such pro forma or non-GAAP information is not given undue prominence, and to ensure that such press releases and guidance do not otherwise provide misleading presentations of the Corporation’s results of operations or financial condition.

3.	The Committee shall inquire about and review with management all material off-balance sheet transactions, arrangements and obligations and other relationships of the Corporation with unconsolidated entities or other persons that may have a material current or future effect on financial condition, results of operations, liquidity, capital resources or significant components of revenue or expenses.

4.	The Committee shall review periodically and approve all related-party transactions, as defined by rules or regulations of the SEC or Nasdaq, involving the Corporation, as well as any transactions involving the Corporation and any other party in which the parties’ relationship could enable the negotiation of terms on other than an independent, arms’-length basis.

5.	In consultation with the Independent Accountants and any internal auditors, review the integrity of the Corporation’s financial reporting processes, both internal and external.

6.	Establish regular and separate systems of reporting to the Committee by each of management, the Independent Accountants and any internal audit group regarding (a) any significant financial reporting issues and judgments made in connection with the preparation of the financial statements of the Corporation, including all alternative treatments of financial information with generally accepted accounting principles that have been discussed with the Corporation’s management, the ramification of the use of the alternative disclosures and treatments and the treatment preferred by the Independent Accountants, (b) the view of each as to appropriateness of such judgments and (c) any other matters that each of these groups believes should be discussed privately.

     D. Internal Controls and Risk Assessment

1.	The Committee shall review annually, with management and the Independent Accountants, if deemed appropriate by the Committee (a) the internal audit budget, staffing and audit plan, (b) material findings of internal audit reviews and management’s response, including any significant changes required in the internal auditor’s audit plan or scope and any material difficulties or disputes with management encountered during the course of the audit and (c) the effectiveness of or weaknesses in the Corporation’s internal controls, including computerized information system controls and security, the overall control environment and accounting and financial controls.

2.	The Committee periodically shall consult with the Independent Accountants and obtain their recommendations regarding internal controls and other matters relating to the accounting procedures and the books and records of the Corporation and its subsidiaries, and review the correction of controls deemed to be deficient.

3.	The Committee shall, in accordance with the Sarbanes-Oxley Act and rules and regulations adopted by the SEC or Nasdaq, establish and review procedures for (a) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Corporation of any concerns regarding questionable accounting or auditing matters.

4.	The Committee shall review major financial risk exposures and the guidelines and policies which management has implemented to govern the process of monitoring, controlling and reporting such exposures.

5.	The Committee shall review with the Independent Accountants, any internal auditing group and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented. This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as determined by the Committee.

     E. Compliance with Laws, Regulations and Policies

1.	The Committee shall review with management their monitoring of the Corporation’s compliance with applicable laws and regulations and ensure that the Corporation’s disclosure controls and procedures ensure that the Corporation’s consolidated financial statements, reports and other financial information disseminated to the SEC and the public satisfy legal requirements

2.	The Committee shall periodically review the rules adopted by the SEC and the Nasdaq relating to the qualifications, activities, responsibilities and duties of audit committees and shall take, or recommend that the Board of Directors take, appropriate action to comply with such rules.

     F. Reports

1.	The Committee shall report regularly to the Board of Directors concerning meetings of the Committee, any issues with respect to the quality or integrity of the Corporation’s financial statements, its compliance with legal and regulatory requirements, the performance and independence of the Independent Accountants and such other matters as are relevant to the Committee’s discharge of its responsibilities.

2.	The Committee shall prepare the report required by the SEC to be included in the Corporation’s annual proxy statement and any other Committee reports required by applicable securities laws or the rules or regulations of the SEC or Nasdaq, and shall review any disclosure in the Corporation’s annual proxy statement concerning the independence of its members and the Charter.

3.	The Committee shall include a copy of the Charter as an appendix to the Corporation’s annual proxy statement at least once every three years.

     G. General

1.	The Committee shall periodically review and evaluate its powers, responsibilities and performance.

2.	The Committee shall perform any other activities consistent with this Charter, the Corporation’s Bylaws and governing law, as the Committee or the Board of Directors deems necessary or appropriate.

3.	The Committee shall obtain and make available to members educational resources related to accounting principles and procedures, current accounting topics pertinent to the Corporation or otherwise as requested by members of the Committee.

V. DEFINITIONS

     When used herein, the following terms shall have the meanings set forth below:

  “Audit Committee” means that certain committee of the Board established at a meeting of the Board held on February 17, 1999, having such attributes, duties and responsibilities as set forth in this Charter.

  “Board” or “Board of Directors” means the Board of Directors of the Corporation.

  “Charter” means this Charter of the Audit Committee of the Board of Directors of webMethods, Inc., as amended from time to time.

  “Committee” means the Audit Committee.

  “Corporation” means webMethods, Inc., a Delaware corporation.

  “Exchange Act” means the Securities Exchange Act of 1934, as amended.

  “Independent Accountants” mean an independent public accounting firm or registered public accounting firm that examines the financial statements of the Corporation in accordance with the rules and regulations of the SEC or the Public Company Accounting Oversight Board for the purpose of expressing an opinion on such statements.

  “Independent Director” means a director of the Corporation that meets the criteria for independence for purposes of service as a member of the Committee as set forth from time to time on the Corporation’s Articles of Incorporation, the Exchange Act and the rules or regulations of the SEC, the NASD Manual and the rules and regulations of Nasdaq and any other laws or regulations applicable to the Corporation.

  “Nasdaq” means the Nasdaq Stock Market, Inc., any successor entity or the principal self-regulatory organization on which the common stock of the Corporation is quoted or traded.

  “SEC” means the U.S. Securities and Exchange Commission.

* * * *

Last Revised: July 7, 2003

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webMethods, Inc.

The Board of Directors unanimously recommends that you vote FOR Proposal 1 (Election of Board of Director nominees), FOR Proposal 2 (Ratification of Selection of Independent Registered Public Accounting Firm) and FOR Proposal 3 (Approval of 2006 Omnibus Stock Incentive Plan).

Vote On Directors

				For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee, mark "For All Except" and write the nominee's number on the line below.

1.	Election of Directors			0	0	0
	Nominees: 01) Bill Russell 02) R. James Green 03) Peter Gyenes

Vote On Proposals								For	Against	Abstain

2.	Ratification of the selection of PricewaterhouseCoopers LLP as independent registered public accounting firm for the year ending March 31, 2007.							0	0	0

3.	Approval of the webMethods, Inc. 2006 Omnibus Stock Incentive Plan.							0	0	0

     In accordance with their judgment, the proxies are authorized to vote upon such other matters as may properly come before the 2006 annual meeting of stockholders of webMethods, Inc. or any continuation or postponement thereof.

     This Proxy must be signed exactly as your name appears hereon. If more than one name appears, all persons so designated should sign. Attorneys, executors, administrators, trustees and guardians should indicate their capacities. If the signer is a partnership, corporation or other legal entity, please print full partnership, corporate or entity name and indicate capacity of duly authorized person executing on behalf of it.

For comments, please check this box and write them on the back where indicated			0

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE PRIOR TO THE MEETING.

Signature [PLEASE SIGN WITHIN BOX]		Date		Signature (Joint Owners)			Date

FORM OF PROXY webMethods, Inc. 3877 Fairfax Ridge Road, South Tower Fairfax, Virginia 22030

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints David Mitchell and Douglas W. McNitt or either of them, as proxies, each with full powers of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of Common Stock, $0.01 par value, of webMethods, Inc. held of record by the undersigned on June 30, 2006, at the annual meeting of stockholders of webMethods, Inc. to be held on August 29, 2006, at 9:00 a.m. local time, at the Hyatt Regency Reston, 1800 Presidents Street, Reston, Virginia 20190 or any continuations or postponements thereof.

This Proxy, when properly executed and returned in a timely manner, will be voted as indicated with respect to the proposals on the reverse side and in accordance with the judgment of the persons named as proxies on any other matters that may properly come before the meeting or any continuations or postponements thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE OR FOLLOW THE INSTRUCTIONS PROVIDED HEREIN TO VOTE BY TELEPHONE OR INTERNET.

Comments:

(If you noted any Comments above, please mark corresponding box on the reverse side.)

CONTINUED AND TO BE SIGNED AND DATED ON THE REVERSE SIDE